                                                                  EXECUTION COPY

================================================================================







                       MORGAN STANLEY ABS CAPITAL I INC.,
                                    DEPOSITOR


                      MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                     SELLER


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                     TRUSTEE


                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    CUSTODIAN


                                       AND


                             THE MURRAYHILL COMPANY,
                             MASTER REPORTING AGENT


                                POOLING AGREEMENT


                            DATED AS OF JUNE 1, 2003


            MORGAN STANLEY ABS CAPITAL I INC. TRUST, SERIES 2003-SD1




================================================================================

                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01      Defined Terms...................................................................................4
Section 1.02      Accounting.....................................................................................26


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01      Conveyance of Mortgage Loans...................................................................27
Section 2.02      Acceptance by Trustee and Custodian............................................................28
Section 2.03      Repurchase or Substitution of Mortgage Loans by the Seller and CHL.............................29
Section 2.04      Representations and Warranties with Respect to the Mortgage Loans..............................31
Section 2.05      Representations and Warranties of the Depositor................................................32
Section 2.06      Issuance of Certificates.......................................................................33
Section 2.07      REMIC Matters..................................................................................34
Section 2.08      Representations and Warranties of the Seller...................................................34
Section 2.09      Covenants of the Seller........................................................................35

                                   ARTICLE III

                                  FLOW OF FUNDS

Section 3.01      Distribution Account, Excess Reserve Fund Account and Arrearage Reserve Account................35
Section 3.02      Investment of Funds in the Distribution Account................................................37
Section 3.03      Interest Distributions.........................................................................37
Section 3.04      Distributions of Principal and Monthly Excess Cashflow Amounts.................................38
Section 3.05      Allocation of Realized Losses..................................................................40
Section 3.06      Method of Distribution.........................................................................40
Section 3.07      Distributions on Book-Entry Certificates.......................................................40
Section 3.08      Monthly Statements and Reports by Master Reporting Agent.......................................41

                                   ARTICLE IV

                                THE CERTIFICATES

Section 4.01      The Certificates...............................................................................43
Section 4.02      Registration of Transfer and Exchange of Certificates..........................................43
Section 4.03      Mutilated, Destroyed, Lost or Stolen Certificates..............................................47
Section 4.04      Persons Deemed Owners..........................................................................47
Section 4.05      Appointment of Paying Agent....................................................................47

                                    ARTICLE V

                          THE SELLER AND THE DEPOSITOR

Section 5.01      Liability of the Seller and the Depositor......................................................48
Section 5.02      Merger or Consolidation of, or Assumption of the Obligations of, the Seller or the
                  Depositor......................................................................................48

                                                         i


                                   ARTICLE VI

                             THE TRUSTEE, THE MASTER REPORTING AGENT AND THE CUSTODIAN

Section 6.01      Duties of Trustee, Master Reporting Agent and Custodian........................................48
Section 6.02      Certain Matters Affecting the Trustee, the Master Reporting Agent. and the Custodian...........49
Section 6.03      The Trustee, the Master Reporting Agent and the Custodian Not Liable for Certificates
                  or Mortgage Loans..............................................................................50
Section 6.04      The Trustee, the Master Reporting Agent and the Custodian May Own Certificates.................50
Section 6.05      Seller to Pay Trustee Fees and Expenses........................................................50
Section 6.06      Eligibility Requirements for Trustee...........................................................51
Section 6.07      Resignation or Removal of Trustee..............................................................51
Section 6.08      Successor Trustee..............................................................................52
Section 6.09      Merger or Consolidation of Trustee, Master Reporting Agent or Custodian........................52
Section 6.10      Appointment of Co-Trustee or Separate Trustee..................................................52
Section 6.11      Limitation of Liability........................................................................53
Section 6.12      Trustee May Enforce Claims Without Possession of Certificates..................................53
Section 6.13      Suits for Enforcement..........................................................................54
Section 6.14      Waiver of Bond Requirement.....................................................................54
Section 6.15      Waiver of Inventory, Accounting and Appraisal Requirement......................................54
Section 6.16      Compliance with National Housing Act of 1934...................................................54
Section 6.17      Periodic Filings...............................................................................54
Section 6.18      Tax Classification of Certain Accounts.........................................................55
Section 6.19      Resignation or Removal of the Custodian........................................................55
Section 6.20      Successor Custodian............................................................................56
Section 6.21      Removal of Master Reporting Agent..............................................................56

                                   ARTICLE VII

                                   TERMINATION

Section 7.01      Termination....................................................................................56

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.01      Amendment......................................................................................58
Section 8.02      Recordation of Agreement; Counterparts.........................................................59
Section 8.03      Limitation on Rights of Certificateholders.....................................................59
Section 8.04      Governing Law; Jurisdiction....................................................................59
Section 8.05      Notices........................................................................................60
Section 8.06      Severability of Provisions.....................................................................60
Section 8.07      Article and Section References.................................................................60
Section 8.08      Notice to the Rating Agencies..................................................................60
Section 8.09      Further Assurances.............................................................................61
Section 8.10      Benefits of Agreement..........................................................................61
Section 8.11      Acts of Certificateholders.....................................................................61

                                    EXHIBITS:

Exhibit A         Form of Class A Certificates
Exhibit B-1       Form of Class B-1 Certificates
Exhibit B-2       Form of Class B-2 Certificates
Exhibit C-1       Form of Class R Certificates
Exhibit C-2       Form of Class M-1 Certificates
Exhibit C-3       Form of Class M-2 Certificates

Exhibit C-4       Form of Class X Certificates
Exhibit C-5       Form of Class P Certificates
Exhibit D         Mortgage Loan Schedule
Exhibit E         [Reserved]
Exhibit F-1       Form of Custodian's Initial Certification
Exhibit F-2       Form of Custodian's Final Certification
Exhibit F-3       Form of Receipt of Mortgage Note
Exhibit G         Mortgage Loan Purchase Agreement
Exhibit H         [Reserved]
Exhibit I         [Reserved]
Exhibit J         Form of Investment Letter
Exhibit K         Form of Residual Certificate Transfer Affidavit
Exhibit L         Form of Transferor Certificate
Exhibit M         Form of Certification
Exhibit N         Depository Agreement
Exhibit O         Form of Annual Certification

         This Pooling Agreement is dated as of June 1, 2003 (the "Agreement"), among MORGAN STANLEY ABS CAPITAL I INC., as depositor (the "Depositor"), MORGAN STANLEY MORTGAGE CAPITAL INC., as seller (the "Seller"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee"), DEUTSCHE BANK NATIONAL TRUST COMPANY, as custodian (the "Custodian"), and THE MURRAYHILL COMPANY, as Master Reporting Agent (the "Master Reporting Agent").

                              PRELIMINARY STATEMENT

         The Trustee shall elect that two segregated asset pools within the Trust Fund be treated for federal income tax purposes as comprising two REMICs (each a "REMIC" or, in the alternative, the "Lower Tier REMIC" and the "Upper Tier REMIC", respectively). Each Certificate, other than the Class R Certificate, represents ownership of a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions. The Class R Certificate represents ownership of the sole class of residual interest in each of the Lower Tier REMIC and the Upper Tier REMIC for purposes of the REMIC Provisions. Class UT-R and Class LT-R comprise the Class R Certificate. The Startup Day for each REMIC described herein is the Closing Date.

         The Upper Tier REMIC shall hold as assets the several classes of uncertificated Lower Tier Regular Interests, set out below. Each such Lower Tier Regular Interest is hereby designated as a regular interest in the Lower Tier REMIC. Class LT-A, Class LT-M-1, Class LT-M-2, Class LT-B-1 and Class LT-B-2 are hereby designated the LT Accretion Directed Classes.

         The Lower Tier REMIC shall hold as assets all of the assets included in the Trust Fund other than the Excess Reserve Fund Account.

    LOWER TIER CLASS        LOWER TIER       INITIAL LOWER TIER       CORRESPONDING    LATEST POSSIBLE MATURITY
       DESIGNATION        INTEREST RATE       PRINCIPAL AMOUNT            CLASS                  DATE
-----------------------   -------------   ------------------------   ---------------   ------------------------
Class LT-A-1                    (1)        1/2 of the                    Class A-1           March 25, 2033
                                           Corresponding Class
                                           initial principal
                                           balance

Class LT-A-2                    (1)        1/2 of the                    Class A-2           March 25, 2033
                                           Corresponding Class
                                           initial principal
                                           balance

Class LT-M-1                    (1)        1/2 of the                    Class M-1           March 25, 2033
                                           Corresponding Class
                                           initial principal
                                           balance

Class LT-M-2                    (1)        1/2 of the                    Class M-2           March 25, 2033
                                           Corresponding Class
                                           initial principal
                                           balance

Class LT-B-1                    (1)        1/2 of the                    Class B-1           March 25, 2033
                                           Corresponding Class
                                           initial principal
                                           balance

Class LT-B-2                    (1)        1/2 of the                    Class B-2           March 25, 2033
                                           Corresponding Class
                                           initial principal
                                           balance

Class LT-Accrual                (1)        1/2 of the Pool Balance                           March 25, 2033
                                           plus 1/2 of the
                                           Overcollateralization
                                           Amount Minus $100

Class LT-P                      (2)        $100                           Class P            March 25, 2033

Class LT-R                      (3)        (3)

(1) The interest rate with respect to any Distribution Date for these interests is a per annum variable rate equal to the Weighted Average Net Mortgage Interest Rates then in effect on the beginning of the related Collection Period on the Mortgage Loans.

(2)      The Class LT-P is entitled to distributions of all Prepayment Charges.

(3) The Class LT-R is the sole class of residual interest in the Lower Tier REMIC. The Class LT-R does not have a principal amount or an interest rate.

         On each Distribution Date, 50% of the increase in the Overcollateralization Amount will be payable as a reduction of the principal balances of the LT Accretion Directed Classes and will be accrued and added to the principal balance of the LT-Accrual Class. To this end, each LT Accretion Directed Class will be reduced by an amount equal to 50% of the increase in the Overcollateralization Amount that is attributable to a reduction in the principal balance of its Corresponding Class. On each Distribution Date, the increase in the principal balance of the LT-Accrual Class may not exceed interest accruals for such Distribution Date for the LT-Accrual Class. If, with respect to any Distribution Date, 50% of the increase in the Overcollateralization Amount exceeds accrued interest on the LT-Accrual Class, the excess (accumulated with all such excess for all prior Distribution Dates) will be added to any increase in the Overcollateralization Amount for purposes of calculating accrued interest on the LT-Accrual Class payable as principal on the LT Accretion Directed Classes on the next Distribution Date.

         All principal payments (scheduled and prepaid) on the Mortgage Loans shall be allocated 50% to the LT-Accrual Class and 50% to the LT Accretion Directed Classes, until paid in full. To this end, principal payments shall be allocated among such LT Accretion Directed Classes in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes. Notwithstanding the foregoing, principal payments allocated to the Class X Certificates that result in the reduction of the Overcollateralization Amount shall be allocated to the LT-Accrual Class until paid in full. Moreover, on the Class P Principal Distribution Date, $100 shall be paid to the Class LT-P Interest. Realized losses shall be applied so that after all distributions have been made on each Distribution Date (i) the principal balance of each LT Accretion Directed Class is equal to 50% of the principal balance of its Corresponding Class, and (ii) the LT-Accrual Class is equal to 50% of the Pool Balance plus 50% of the Overcollateralization Amount minus the principal balance of the Class LT-P.

         The Upper Tier REMIC shall issue the following classes of interests, and each Upper Tier Interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper Tier REMIC.

 UPPER TIER CLASS    UPPER TIER      INITIAL UPPER TIER   CORRESPONDING     LATEST POSSIBLE
   DESIGNATION      INTEREST RATE     PRINCIPAL AMOUNT        CLASS          MATURITY DATE
------------------  -------------   --------------------  -------------    -----------------
Class A-1                 (1)           $107,267,000      Class A-1(10)      March 25, 2033
Class A-2                 (2)            $35,755,000      Class A-2(10)      March 25, 2033
Class M-1                 (3)            $10,465,000      Class M-1(10)      March 25, 2033
Class M-2                 (4)             $9,157,000      Class M-2(10)      March 25, 2033
Class B-1                 (5)             $6,453,000      Class B-1(10)      March 25, 2033
Class B-2                 (6)             $2,267,000      Class B-2(10)      March 25, 2033
Class X                   (7)                (7)             Class X         March 25, 2033
Class P                   (8)               $100             Class P         March 25, 2033
Class UT-R                (9)                                Class R


(1) The Class A-1 will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the Optional Termination Date, the lesser of (i) LIBOR plus 0.50% and (ii) the WAC Cap and (b) after the Optional Termination Date, the lesser of (i) LIBOR plus 1.00% and (ii) the WAC Cap.

(2) The Class A-2 will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the Optional Termination Date, the lesser of (i) LIBOR plus 0.75% and (ii) the WAC Cap and (b) after the Optional Termination Date, the lesser of (i) LIBOR plus 1.50% and (ii) the WAC Cap.

(3) The Class M-1 will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the Optional Termination Date, the lesser of (i) LIBOR plus 1.50% and (ii) the WAC Cap and (b) after the Optional Termination Date, the lesser of (i) LIBOR plus 2.25%, and (ii) the WAC Cap.

(4) The Class M-2 will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the Optional Termination Date, the lesser of (i) LIBOR plus 2.60% and (ii) the WAC Cap and (b) after the Optional Termination Date, the lesser of (i) LIBOR plus 3.90%, and (ii) the WAC Cap.

(5) The Class B-1 will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the Optional Termination Date, the lesser of (i) LIBOR plus 4.00% and (ii) the WAC Cap and (b) after the Optional Termination Date, the lesser of (i) LIBOR plus 6.00%, and (ii) the WAC Cap.

(6) The Class B-2 will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the Optional Termination Date, the lesser of (i) LIBOR plus 4.00% and (ii) the WAC Cap and (b) after the Optional Termination Date, the lesser of (i) LIBOR plus 6.00%, and (ii) the WAC Cap.

(7) The Class X has an initial principal balance of $3,053,280, but it will not accrue interest on such balance but will accrue interest on a notional principal balance. As of any Distribution Date, the Class X shall have a notional principal balance equal to the Pool Balance as of the first day of the related Interest Accrual Period. With respect to any Interest Accrual Period, the Class X shall bear interest at a rate equal to the excess, if any, of the WAC Cap over the product of (i) 2 and (ii) the weighted average Pass-Through Rate of the Lower Tier Regular Interests, where each LT Accretion Directed Class is subject to a cap and a floor equal to the Pass-Through Rate on its Corresponding Class, and the LT-Accrual Class is subject to a cap of zero. With respect to any Distribution Date, interest that so accrues on the notional principal balance of the Class X shall be deferred in an amount equal to any increase in the Overcollateralization Amount on such Distribution Date. Such deferred interest shall not itself bear interest.

(8)    The Class P is entitled to all distributions on the Class LT-P Interest.

(9) The Class UT-R is the sole class of residual interest in the Upper Tier REMIC. The Class UT-R does not have a principal amount or an interest rate.

(10) Each of these Certificates will represent not only the ownership of the Corresponding Class of Upper Tier Regular Interest but also the right to receive payments from the Excess Reserve Fund Account in respect of any Basis Risk Carry Forward Amounts. For federal income tax purposes, the Trustee will treat a Certificateholder's right to receive payments from the Excess Reserve Fund Account as payments made pursuant to a notional principal contract written by the Class X Certificateholder.

         The minimum denomination for each Class of Certificates, other than the Class P, Class R and the Class X Certificates, will be $25,000 and integral multiples of $1 thereof. The Class P, Class R and the Class X Certificates will each represent a 100% Percentage Interest in such class.

         Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates....................     All Classes of Certificates other than the Physical Certificates.

Delay Certificates.........................     None.

ERISA-Restricted Certificates..............     Class P, Class X, Class R and Subordinated Certificates; any Class A
                                                Certificate with a rating below the lowest applicable permitted rating under the Underwriters' Exemption.

Floating Rate Certificates.................     Class A and Subordinated Certificates.

LIBOR Certificates.........................     Class A and Subordinated Certificates.

Non-Delay Certificates.....................     Class A, Class X and Subordinated Certificates.



                                       3

Offered Certificates.......................     All Classes of Certificates other than the Private Certificates.

Physical Certificates......................     Class P, Class X and Class R Certificates.

Private Certificates.......................     Class P, Class X and Class R Certificates.

Rating Agencies............................     Moody's, Fitch, Inc. and Standard & Poor's.

Regular Certificates.......................     All Classes of Certificates other than the Class P and Class R Certificates.

Residual Certificates......................     Class R Certificates.

Senior Certificates........................     Class A Certificates.

Subordinated Certificates..................     Class M-1, Class M-2, Class B-1 and Class B-2 Certificates.


                                    Article I

                                   DEFINITIONS

         SECTION 1.01   DEFINED TERMS.

         Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Defined terms used herein but not defined shall have the meaning assigned to them in the applicable Servicing Agreement.

         "1933 Act":  The Securities Act of 1933, as amended.

         "60+ Day Delinquent Loan": Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due (other than a Re-Performing 60+ Day Delinquent Loan), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

         "Account": Any of the related Collection Account, the Distribution Account, the Arrearage Reserve Account and the Excess Reserve Fund Account.

         "Accrued Certificate Interest": With respect to each Distribution Date and Class of Certificates, an amount equal to the interest accrued at the applicable rate set forth or described opposite such Class in the table in the Preliminary Statement during the related Interest Accrual Period on the Certificate Principal Balance of such Class of Certificates, reduced by such Class's Interest Percentage of Relief Act Interest and Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest paid by the related Servicer) for such Distribution Date.

         "Actuarial Mortgage Loan". Any Mortgage Loan other than a Simple Interest Mortgage Loan.

         "Adjustable-Rate Mortgage Loan": A Mortgage Loan which has a rate at which interest accrues that adjusts based on an Index plus a related Gross Margin, as set forth and subject to the limitations in the related Mortgage Note.

         "Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, each adjustment date, on which the Mortgage Interest Rate of an Adjustable Rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

         "Advance": As to any Actuarial Mortgage Loan, any advance made by the related Servicer in respect of any Distribution Date pursuant to the applicable Servicing Agreement.

         "Affiliate": With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Agreement": This Pooling Agreement and all amendments and supplements hereto.

         "Applicable Regulations": As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

         "Applied Realized Loss Amount": With respect to each Distribution Date, the excess, if any, of (a) the aggregate of the Certificate Principal Balances of the Certificates (after giving effect to all distributions on such Distribution Date) over (b) the Pool Balance as of the end of the related Collection Period.

         "Arrearage Reserve Account": The trust account created and maintained by the Trustee pursuant to Section 3.01(g) which shall be entitled "Arrearage Reserve Account, Wells Fargo Bank Minnesota, National Association, as Trustee, in trust for the registered Holders of the Morgan Stanley ABS Capital I Inc. Trust, Series 2003-SD1 Certificates", which must be an Eligible Account.

         "Arrearage Reserve Account Release Amount": As of any Distribution Date, the lesser of (x) the amount, if any, on deposit in the Arrearage Reserve Account as of such Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date.

         "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

         "Assignment and Recognition Agreement": The Assignment and Recognition Agreement, dated as of June 30, 2003, by and among the Depositor, the Seller and CHL.

         "Available Funds": As to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the aggregate of the Monthly Payments due during the related Collection Period and received by the Trustee no later than the related Servicer Remittance Date, (b) P&I Arrearages received by the related Servicer during the related Collection Period and deposited in the Arrearage Reserve Account on the Servicer Remittance Date, (c) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Substitution Adjustment Amounts, the Purchase Price for any repurchased Mortgage Loan, the Termination Price with respect to the termination of the Trust pursuant to Section 7.01 hereof and other unscheduled recoveries of principal and interest (excluding prepayment charges and Servicing Arrearages) in respect of the Mortgage Loans during the related Prepayment Period, (d) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the related Collection Account for such Distribution Date, (e) any Compensating Interest for such Distribution Date, and (f) the aggregate of any Advances made by the related Servicer for such Distribution Date over (ii) the sum of (a) amounts reimbursable or payable to the Servicer pursuant to the related Servicing Agreement (other than Advances made by the Servicer), (b) Stayed Funds, (c) the related Servicing Fee and any accrued unpaid Servicing Fee and (d) amounts deposited in the Collection Account or the Distribution Account, as the case may be, in error.

         "Bankruptcy Code":  Title 11 of the United States Code, as amended.

         "Bankruptcy Plan Mortgage Loan": A Mortgage Loan with respect to which the related mortgagor defaulted and, after such default, became the subject of a bankruptcy case under the Bankruptcy Code or a state bankruptcy code and, as of the Cut-off Date, had a confirmed bankruptcy plan.

         "Basis Risk Carry Forward Amount": If on any Distribution Date, the Accrued Certificate Interest for any Offered Certificate is based upon the WAC Cap, the excess of (i) the amount of interest such Certificate would have been entitled to receive on such Distribution Date based on the related Pass-Through Rate, over (ii) the amount of interest such Certificate received on such Distribution Date based on the WAC Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such Certificate).

         "Basis Risk Payment": For any Distribution Date, an amount equal to any Basis Risk Carry Forward Amount, provided, however, that with respect to any Distribution Date, the payment cannot exceed the amounts otherwise distributable on the Class X Certificates.

         "Book-Entry Certificates":  As specified in the Preliminary Statement.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Delaware, the State of New York, the State in which each of the Servicers is located (as set forth in the applicable Servicing Agreement) or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

         "Certificate": Any Regular Certificate, Residual Certificate or Class P Certificate.

         "Certificate Custodian": Initially, the Trustee; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

         "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

         "Certificate Principal Balance": With respect to any Class of Certificates, other than the Class R Certificate, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and in the case of the Class A-2 Certificates and any Subordinated Certificates, reduced by any Applied Realized Loss Amounts applicable to such Class of Certificates. The Class R Certificate has no Certificate Principal Balance. With respect to any Certificate (other than a Residual Certificate) of a Class and any Distribution Date, the portion of the Certificate Principal Balance of such Class represented by such Certificate equal to the product of the Percentage Interest evidenced by such Certificate and the Certificate Principal Balance of such Class.

         "Certificate Register" and "Certificate Registrar": The register maintained and registrar appointed pursuant to Section 4.02 hereof.

         "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Residual Certificate for any purpose hereof.

         "CHL": Countrywide Home Loans, Inc., a New York corporation.

         "CHL Mortgage Loans": Those Mortgage Loans listed on Schedule I-A to the Mortgage Loan Purchase Agreement.

         "CHL Agreement": The Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2003, by and between the Seller, as purchaser, and CHL, as seller.

         "Class A Certificate": Any one of the Class A-1 and Class A-2 Certificates with an "A" designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

         "Class A Certificateholders": Collectively, the Holders of the Class A Certificates.

         "Class A Interest Carry Forward Amount": For any Distribution Date, the sum of the Interest Carry Forward Amounts for the Class A-1 and Class A-2 Certificates for such Distribution Date.

         "Class A Principal Distribution Amount": As of any Distribution Date
(a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 64% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess, if any, of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over $872,086.

         "Class A-1 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.50% per annum, and (ii) following the Optional Termination Date, 1.00% per annum.

         "Class A-1 Pass-Through Rate": For each Distribution Date, LIBOR as of the related LIBOR Determination Date, plus the Class A-1 Certificate Margin.

         "Class A-2 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.75% per annum, and (ii) following the Optional Termination Date, 1.50% per annum.

         "Class A-2 Pass-Through Rate": For each Distribution Date, LIBOR as of the related LIBOR Determination Date, plus the Class A-2 Certificate Margin.

         "Class B Certificate": Any one of the Certificates with a "B" designated on the face thereof substantially in the form annexed hereto as Exhibit B-1 and Exhibit B-2, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

         "Class B Certificateholders": Collectively, the Holders of the Class B Certificates.

         "Class B-1 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 4.00% per annum, and (ii) following the Optional Termination Date, 6.00% per annum.

         "Class B-1 Pass-Through Rate": For each Distribution Date, LIBOR as of the related LIBOR Determination Date, plus the Class B-1 Certificate Margin.

         "Class B-1 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 93.90% and
(ii) the Pool Balance as of the last day of the related Collection Period and
(B) the excess, if any, of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over $872,086.

         "Class B-2 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 4.00% per annum, and (ii) following the Optional Termination Date, 6.00% per annum.

         "Class B-2 Pass-Through Rate": For each Distribution Date, LIBOR as of the related LIBOR Determination Date, plus the Class B-2 Certificate Margin.

         "Class B-2 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal

Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date) over (y) the lesser of
(A) the product of (i) 96.50% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess, if any, of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over $872,086.

         "Class M Certificate": Any one of the Certificates with an "M" designated on the face thereof substantially in the form annexed hereto as Exhibit C-2 and Exhibit C-3, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

         "Class M Certificateholders": Collectively, the Holders of the Class M Certificates.

         "Class M-1 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 1.50% per annum, and (ii) following the Optional Termination Date, 2.25% per annum.

         "Class M-1 Pass-Through Rate": For each Distribution Date, LIBOR as of the related LIBOR Determination Date, plus the Class M-1 Certificate Margin.

         "Class M-1 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 76% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess, if any, of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over $872,086.

         "Class M-2 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 2.60% per annum, and (ii) following the Optional Termination Date, 3.90% per annum.

         "Class M-2 Pass-Through Rate": For each Distribution Date, LIBOR as of the related LIBOR Determination Date, plus the Class M-2 Certificate Margin.

         "Class M-2 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 86.50% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess, if any, of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over $872,086.

         "Class P Certificate": Any one of the Certificates with an "P" designated on the face thereof substantially in the form annexed hereto as Exhibit C-5, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

         "Class P Principal Distribution Date": The earlier of (i) the 36th Distribution Date and (ii) the Distribution Date on which the Certificate Principal Balances for all of the Class A Certificates are reduced to zero.

         "Class R Certificate": The Class R Certificate executed by the Trustee on behalf of the Trust, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-1.

         "Class X Distributable Amount": On any Distribution Date, the sum of
(i) the amount of interest that has accrued on the Class X Certificate and not applied as an Extra Principal Distribution Amount on such Distribution

Date, plus any such accrued interest remaining undistributed from prior Distribution Dates, and (ii) any portion of the principal balance of the Class X Certificate which is distributable as an Overcollateralization Release Amount, less any amounts paid as a Basis Risk Payment.

         "Class X": Any one of the Class X Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit C-4, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

         "Class": All Certificates bearing the same class designation as set forth in the Preliminary Statement.

         "Closing Date": June 30, 2003.

         "Code": The Internal Revenue Code of 1986, as it may be amended from time to time..

         "Collection Account": The account or accounts created and maintained by the related Servicer pursuant to the terms of the related Servicing Agreement, each of which must be an Eligible Account.

         "Collection Period": With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

         "Combined Amortized Loan-To-Value Ratio": With respect to a Mortgage Loan means the ratio, expressed as a percentage, of (i) the sum of (a) the principal amount of the Mortgage Loan as of the Cut-off Date plus (b) the outstanding balance of the first lien, if any, at origination of the Mortgage Loan over (ii) the appraised value of the related Mortgaged Property at origination or the sale price, if the appraised value is not available.

         "Corporate Trust Office": With respect to the Trustee, the principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located for Certificate transfer purposes at Sixth Street and Marquette Avenue, MAC 9311 161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services
- MSAC 2003-SD1 and for all other purposes at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust Services--MSAC 2003-SD1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, each Servicer, the Custodian, the Master Reporting Agent and the Seller.

         "Corresponding Class": The class of interests in any REMIC created under this Agreement that correspond to the Class of interests in another such REMIC or to a Class of Certificates in the manner set out below:

         LOWER TIER               UPPER TIER              CORRESPONDING
      CLASS DESIGNATION            INTEREST                CERTIFICATE
      -----------------        -----------------        -----------------
         Class LT-A-1              Class A-1                Class A-1
         Class LT-A-2              Class A-2                Class A-2
         Class LT-M-1              Class M-1                Class M-1
         Class LT-M-2              Class M-2                Class M-2
         Class LT-B-1              Class B-1                Class B-1
         Class LT-B-2              Class B-2                Class B-2
         Class LT-P                Class P                  Class P

         "Countrywide Servicing Agreement": The servicing agreement dated as of June 1, 2003 by and among the Depositor, the Trustee and Countrywide Home Loans Servicing LP., as servicer.

         "Custodian": Deutsche Bank National Trust Company, a national banking association, or any successor custodian.

         "Custodian Fee": With respect to any Distribution Date, the product of
(x) one-twelfth of the Custodian Fee Rate and (y) the aggregate of the Principal Balances of all Mortgage Loans as of the opening of business on the first day of the related Collection Period.

         "Custodian Fee Rate": With respect to any Distribution Date, 0.005% per annum.

         "Cut-off Date": June 1, 2003.

         "Cut-off Date Aggregate Principal Balance": The aggregate of the Cut-off Date Principal Balances of the Mortgage Loans.

         "Cut-off Date Principal Balance": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-off Date after application of funds received or advanced on or before such date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan or a Qualified Substitute Mortgage Loan).

         "Defective Mortgage Loan": A Mortgage Loan replaced or to be replaced by one or more Eligible Substitute Mortgage Loans or a Qualified Substitute Mortgage Loan.

         "Deferred Interest": With respect to any Mortgage Loan identified on the Mortgage Loan Schedule as having the possibility of negative amortization, the current portion of interest not currently paid by the Mortgage that is added to the principal balance of such Mortgage Loan.

         "Deficient Valuation": With respect to any Mortgage Loan identified on the Mortgage Loan, a valuation of the related Mortgage Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

         "Definitive Certificates": As defined in Section 5.02(c) hereof.

         "Delinquent": Any Mortgage Loan, the Monthly Payment due on a Due Date with respect to which such monthly payment is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.

         "Denomination": With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Principal Balance of this Certificate" or the Percentage Interest appearing on the face thereof.

         "Depositor": Morgan Stanley ABS Capital I Inc., a Delaware corporation, or any successor in interest.

         "Depository": The initial depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

         "Depository Agreement": With respect to any Book-Entry Certificates, the agreement among the Depositor, the Trustee and the initial Depository, to be dated on or about the Closing Date.

         "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Determination Date": With respect to any Distribution Date, the 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day.

         "Disqualified Organization": A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in
Section 1381(a)(2)(C) of the Code, or (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee (but not at the expense of the Trustee) that the holding of an ownership interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit. The term "United States," "state" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

         "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.01(a) which shall be entitled "Distribution Account, Wells Fargo Bank Minnesota, National Association, as Trustee, in trust for the registered Holders of the Morgan Stanley ABS Capital I Inc. Trust, Series 2003-SD1 Certificates" , each of which must be an Eligible Account.

         "Distribution Date": The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in July 2003.

         "Due Date": With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any grace period.

         "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in one of the two highest rating categories by each of the Rating Agencies at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Master Reporting Agent and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) an account otherwise acceptable to each Rating Agency. Eligible Accounts may bear interest.

         "Eligible Substitute Mortgage Loan": A mortgage loan substituted for a Defective Mortgage Loan by the Seller pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 10% less than, the outstanding principal balance of the Defective Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) be accruing interest at a Mortgage Interest Rate no lower than and not more than 1% per annum higher than that of the Defective Mortgage Loan,
(iii) if an Adjustable-Rate Mortgage Loan, have a Minimum Loan Rate not less than the Minimum Loan Rate of the Defective Mortgage Loan, (iv) if an Adjustable-Rate Mortgage Loan, have a Gross Margin equal to or greater than the Gross Margin of the Defective Mortgage Loan, (v) if an Adjustable-Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Defective Mortgage Loan, except in the case of any Mortgage Loan which has a P&I Arrearage due to the application of any related forbearance plan with respect to such Mortgage Loan, an Eligible Substitute Mortgage Loan must have all Adjustment Dates occurring during the same Interest Accrual Period during which Adjustment Dates occur with respect to the substituted Mortgage Loan, (vi) have a remaining term to maturity no greater than (and not more than one year less than) that of the Defective Mortgage Loan,
(vii) be current as of the date of substitution, (viii) have a Combined Amortized Loan-to-Value Ratio as of the date of substitution no higher than the Combined Amortized Loan-to-Value Ratio of the Defective Mortgage Loan as of such date, but in no event greater than 125%, (ix) have been re-underwritten by the Seller in accordance with materially similar underwriting criteria and guidelines as the Defective Mortgage Loan, (x) conform to each representation and warranty set forth in Section 2.04 hereof applicable to the Defective Mortgage Loan and (xi) be of the same type of Mortgage Loan (i.e., Fixed-Rate Mortgage

Loan or Adjustable-Rate Mortgage Loan) as the Defective Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Defective Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates, the terms described in clause (vi) hereof shall be determined on the basis of weighted average remaining term to maturity, the Combined Amortized Loan-to-Value Ratios described in clause (viii) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (x) hereof must be satisfied as to each Eligible Substitute Mortgage Loan or in the aggregate, as the case may be.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "ERISA-Restricted Certificates": As specified in the Preliminary Statement.

         "Estate in Real Property": A fee simple estate in a parcel of real property.

         "Excess Reserve Fund Account": The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.01(e) in the name of the Trustee for the benefit of the Offered Certificateholders and designated "Excess Reserve Fund Account, Wells Fargo Bank Minnesota, National Association, as Trustee, in trust for the registered Holders of the Morgan Stanley ABS Capital I Inc. Trust, Series 2003-SD1 Certificates".

         "Expense Fee Rate": The sum of (i) the Trustee Fee Rate, (ii) the Custodian Fee Rate and (iii) the Master Reporting Agent Fee Rate.

         "Extra Principal Distribution Amount": As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and
(y) the excess, if any, of (i) the Overcollateralization Deficiency for such Distribution Date over (ii) the Arrearage Reserve Account Release Amount, if any, for such Distribution Date.

         "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

         "FHA": The Federal Housing Administration, an agency within HUD.

         "FHA Loan": A Mortgage Loan originated under, and insured pursuant to, an FHA mortgage loan origination program.

         "Fitch": Fitch Ratings and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

         "Fixed-Rate Mortgage Loan": A Mortgage Loan which has a constant annual rate at which interest accrues in accordance with the provisions of the related Mortgage Note.

         "Foreclosure Proceedings": With respect to any Mortgage Loan, the period commencing with a determination by the related Servicer that it is required, pursuant to the terms of the related Servicing Agreement, to put a stop code on such Mortgage Loan in the Servicer's system whereby the Servicer will not accept any payments on the Mortgage Note other than a payment in full.

         "Gross Margin": With respect to each Adjustable-Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Interest Rate for such Mortgage Loan.

         "HOEPA": The Home Ownership and Equity Protection Act of 1994

         "HUD": The United States Department of Housing and Urban Development.

         "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor and its Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in the Depositor or any Affiliate thereof, and (iii) is not connected with the Depositor or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Depositor or any Affiliate thereof, as the case may be.

         "Independent Contractor": Either (i) any Person (other than the applicable Servicer) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

         "Index": With respect to each Adjustable-Rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

         "Initial Certificate Principal Balance": With respect to any Certificate of a Class other than a Class X or Residual Certificate, the amount designated "Initial Certificate Principal Balance" on the face thereof.

         "Initial Overcollateralization Amount": Approximately $3,053,280.

         "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the related Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage

         "Interest Accrual Period": With respect to any Distribution Date, the period from the preceding Distribution Date to the day prior to the current Distribution Date (or, in the case of the first Distribution Date, the period from the Closing Date through July 25, 2003).

         "Interest Carry Forward Amount": For any Class of Certificates (other than the Class X and Residual Certificates) and any Distribution Date, the sum of (a) the portion of the Accrued Certificate Interest from Distribution Dates prior to the current Distribution Date remaining unpaid immediately prior to the current Distribution Date and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by law).

         "Interest Percentage": With respect to any Class of Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all Classes, in each case with respect to such Distribution Date.

         "Interest Remittance Amount": As of any Determination Date, the sum, without duplication, of (i) all interest due and collected or advanced with respect to the related Collection Period on the Mortgage Loans (less the related Servicing Fee, amounts available for reimbursement of Advances and Servicing Advances pursuant to the related Servicing Agreement, expenses reimbursable to each Servicer pursuant to the related Servicing Agreement and certain other reimbursable expenses (including but not limited to any indemnity payable to the Trustee or the Custodian pursuant to Section 6.05 herein)), (ii) all Compensating Interest paid by each Servicer on such Determination Date with respect to the Mortgage Loans and (iii) the portion of any payment in connection with any substitution, Purchase Price, Termination Price or Net Liquidation Proceeds relating to interest with respect to the Mortgage Loans received during the related Prepayment Period.

         "LIBOR": With respect to each Interest Accrual Period, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the offered rate for one-month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date. If no such quotations are available on an LIBOR Determination Date, LIBOR for the related Interest Accrual Period will be established by the Trustee as follows:

                  (i) If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.001%);

                  (ii) If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Depositor, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates; and

                  (iii) If no such quotations can be obtained, LIBOR for the related Interest Accrual Period shall be LIBOR for the prior Distribution Date.

         "LIBOR Business Day": Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

         "LIBOR Certificates":  As specified in the Preliminary Statement.

         "LIBOR Determination Date": With respect to the LIBOR Certificates (i) for the first Distribution Date, the second LIBOR Business Day preceding the Closing Date and (ii) for each subsequent Distribution Date, the second LIBOR Business Day prior to the immediately preceding Distribution Date.

         "Liquidated Mortgage Loan": As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds and Insurance Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

         "Liquidation Proceeds": The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the related Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or
(ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise.

         "Liquidation Report": The report with respect to a Liquidated Mortgage Loan in such form and containing such information as is agreed to by the related Servicer and the Trustee.

         "Lost Note Affidavit": With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Trust against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note).

         "Lower Tier Regular Interest": As described in the Preliminary
Statement.

         "Lower Tier REMIC": As described in the Preliminary Statement.

         "Majority Certificateholders": The Holders of Certificates evidencing at least 51% of the Voting Rights.

         "Majority Class R Certificateholders": The Holders of Class R Certificates evidencing at least a 51% Percentage Interest in the Class R Certificates.

         "Master Reporting Agent Fee Rate": With respect to any Distribution Date, 0.015% per annum.

         "Master Reporting Agent Fee": With respect to any Distribution Date, the product of (x) one-twelfth of the Master Reporting Agent Fee Rate and (y) the aggregate of the Principal Balances of all Mortgage Loans as of the opening of business on the first day of the related Collection Period.

         "Master Reporting Agent": The Murrayhill Company, a Colorado corporation, or any successor Master Reporting Agent appointed as herein provided.

         "Master Reporting Agreement": Each master reporting agreement dated as of June 1, 2003 between the applicable Servicer and the Master Reporting Agent.

         "Maximum Loan Rate": With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Interest Rate thereunder.

         "Minimum Loan Rate": With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder.

         "Monthly Excess Cashflow Amount": The sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions on the Offered Certificates (including any amounts in respect of P&I Arrearages).

         "Monthly Excess Interest Amount": With respect to each Distribution Date, the amount, if any, by which the Interest Remittance Amount for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to paragraphs(i) through (vii) under Section 3.03.

         "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to the related Servicing Agreement; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

         "Moody's": Moody's Investors Service, Inc. and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

         "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         "Mortgage Interest Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (i) in the case of each Fixed-Rate Mortgage Loan shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date and (ii) in the case of each Adjustable-Rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO

Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

         "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(e) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

         "Mortgage Loan Purchase Agreement": The agreement between the Seller and the Depositor, dated as of June 1, 2003, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor.

         "Mortgage Loan Schedule": As of any date (i) with respect to the Mortgage Loans, the list of such Mortgage Loans included in the Trust Fund on such date, separately identifying the Fixed-Rate Mortgage Loans and the Adjustable-Rate Mortgage Loans, attached hereto as Exhibit D. The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan:

                  (1) the Seller's Mortgage Loan identifying number;

                  (2) the city, state, and zip code of the Mortgaged Property;

                  (3) the type of Residential Dwelling constituting the Mortgaged Property or a designation that the Mortgaged Property is a multi-family property;

                  (4) the occupancy status of the Mortgaged Property at origination;

                  (5) the original months to maturity;

                  (6) the date of origination;

                  (7) the first payment date;

                  (8) the stated maturity date;

                  (9) the stated remaining months to maturity;

                  (10) the original principal amount of the Mortgage Loan;

                  (11) the Principal Balance of each Mortgage Loan as of the Cut-off Date;

                  (12) the P&I Arrearage of the Mortgage Loan as of the Cut-off Date;

                  (13) the Mortgage Interest Rate of the Mortgage Loan as of the Cut-off Date;

                  (14) the current principal and interest payment of the Mortgage Loan as of the Cut-off Date;

                  (15) the contractual interest paid to date of the Mortgage
         Loan;

                  (16) if the Mortgage Loan is not owner-financed, the Combined Amortized Loan-to-Value Ratio at origination;

                  (17) a code indicating the loan performance status of the Mortgage Loan as of the Cut-off Date;

                  (18) a code indicating whether the Mortgage Loan is a Simple Interest Mortgage Loan or an Actuarial Mortgage Loan;

                  (19) a code indicating whether the Mortgaged Property is in bankruptcy or in its forbearance period as of the Cut-off Date;

                  (20) a code indicating whether the Mortgage Loan was insured by the FHA;

                  (21) a code indicating the Index that is associated with such Mortgage Loan;

                  (22) the Gross Margin;

                  (23) the Periodic Rate Cap;

                  (24) the Minimum Loan Rate;

                  (25) the Maximum Loan Rate;

                  (26) a code indicating whether the Mortgage Loan has a prepayment penalty and the type of prepayment penalty;

                  (27) the first Adjustment Date immediately following the Cut-off Date;

                  (28) the rate adjustment frequency;

                  (29) the payment adjustment frequency;

                  (30) a code indicating whether the Mortgage Loan is owner-financed;

                  (31) a code indicating whether the Mortgage Loan is subject to negative amortization;

                  (32) a code indicating whether the Mortgage Loan is a second lien; and

                  (33) a code indicating whether a Primary Insurance Policy has been issued with respect to the Mortgage Loan and the name of the insurer and the amount of such Primary Insurance Policy.

         The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date, with respect to the Mortgage Loans in the aggregate, for the Fixed-Rate Mortgage Loans and for the Adjustable-Rate Mortgage Loans: (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of this Agreement. With respect to any Eligible Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

         "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgage Pool": The pool of Mortgage Loans, identified on Exhibit D from time to time, and any REO Properties acquired in respect thereof.

         "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling or multi-family dwelling.

         "Mortgagor": The obligor on a Mortgage Note.

         "Net Interest Margin Securities": As defined in Section 7.01(a) hereof.

         "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

         "Net Mortgage Interest Rate": With respect to any Mortgage Loan, the Mortgage Interest Rate borne by such Mortgage Loan minus the sum of (i) the applicable Servicing Fee Rate and (ii) the Expense Fee Rate.

         "NIM Trust": Morgan Stanley Mortgage Capital Inc. NIM Trust 2003-SD1N, a Delaware statutory trust.

         "Ocwen Servicing Agreement": The servicing agreement dated as of June 1, 2003 by and among the Depositor, the Trustee and Ocwen Federal Bank FSB, as servicer.

         "Offered Certificates": As specified in the Preliminary Statement.

         "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Seller or the Depositor, as applicable.

         "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor or any Servicer except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

         "Optional Termination Date": The first Distribution Date on which the Servicers may opt to terminate the Mortgage Pool in accordance with Section 7.01.

         "Original Class Certificate Principal Balance": With respect to each Class of Certificates, the Certificate Principal Balance thereof on the Closing Date, as set forth opposite such Class in the Preliminary Statement, except with respect to the Residual Certificates, which have an Original Class Certificate Principal Balance of zero.

         "Overcollateralization Amount": As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the immediately preceding Collection Period over (y) the aggregate Certificate Principal Balances of all Classes of Offered Certificates and the Class P Certificate (after taking into account all distributions of principal on such Distribution
Date).

         "Overcollateralization Deficiency": As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all Classes of Offered Certificates resulting from the distribution of the Principal Remittance Amount on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

         "Overcollateralization Release Amount": With respect to any Distribution Date after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date.

         "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "P&I Arrearage": With respect to a Delinquent Mortgage Loan, the total amount of scheduled monthly payments due thereon on or before the Cut-off Date that were not received prior to the Cut-off Date (not including any unreimbursed Servicing Arrearages).

         "Pass-Through Rate": For each Class of Certificates and each Lower Tier Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

         "Paying Agent":  Any paying agent appointed pursuant to Section 4.05.

         "Payment Plan": A plan pursuant to which a Mortgagor makes its Monthly Payments in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such Mortgage Loan's original amortization schedule plus (ii) an additional amount to be applied to pay down (a) the total amount of scheduled Monthly Payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date plus (b) the aggregate amount of tax and insurance advances made with respect to such Mortgage Loan to the extent such advances are outstanding as of the Cut-off Date.

         "Payment Plan Mortgage Loan": A Mortgage Loan with respect to which the related Mortgagor must make Monthly Payments in accordance with a Payment Plan.

         "Percentage Interest": As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

         "Periodic Rate Cap": With respect to each Adjustable-Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Loan Rate or the Minimum Loan Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

         "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the related Servicer or the Trustee any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of S&P and Moody's and the highest available rating category of Fitch and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

                  (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by S&P and Fitch and rated A2 or higher by Moody's, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds including funds managed or advised by the Trustee or affiliates thereof having the highest rating category by the applicable Rating Agency; and

                  (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies;

         provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

         "Permitted Transferee": Any transferee of a Residual Certificate other than a Disqualified Organization or a non-U.S. Person.

         "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

         "Pool Balance": As of any date of determination, the aggregate Principal Balance of the Mortgage Loans.

         "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full that was applied by the Servicer to reduce the outstanding principal balance of such loan on a date preceding the related Due Date, an amount equal to interest at the applicable Mortgage Interest Rate (net of the Servicing Fee Rate) on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period.

         "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         "Primary Insurance Policy": Each policy of primary guaranty mortgage insurance issued by a Qualified Insurer in effect with respect to any Mortgage Loan, or any replacement policy therefor obtained by any Servicer pursuant to the related Servicing Agreement.

         "Principal Balance": As to any Mortgage Loan and any day, other than a Liquidated Mortgage Loan, the related scheduled principal balance thereof as of the Cut-off Date, minus all collections credited against the principal balance of any such Mortgage Loan and the principal portion of Advances plus, Deferred Interest, if any. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter. As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property minus any REO Principal Amortization received with respect thereto on or prior to such day.

         "Principal Distribution Amount": As to any Distribution Date, the sum of (i) the Principal Remittance Amount minus, for Distribution Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any, (ii) the Arrearage Reserve Account Release Amount, if any, and (iii) the Extra Principal Distribution Amount, if any.

         "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

         "Principal Remittance Amount": With respect to any Distribution Date, to the extent of funds available therefor, the sum (less amounts available for reimbursement of Advances and Servicing Advances pursuant to

Section 2.05 of the applicable Servicing Agreement, expenses reimbursable pursuant to Section 4.03 of the applicable Servicing Agreement and certain other reimbursable expenses (including but not limited to any indemnity payable to the Trustee or the Custodian pursuant to Section 6.05 herein)) of: (i) each payment of principal on a Mortgage Loan due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, and any Advances with respect thereto, (ii) all full and partial Principal Prepayments received by the Servicer during the related Prepayment Period, (iii) the Net Liquidation Proceeds allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) with respect to Defective Mortgage Loans repurchased with respect to such Prepayment Period, the portion of the Purchase Price allocable to principal, (v) any Substitution Adjustment Amounts received on or prior to the previous Determination Date and not yet distributed and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with Section 7.01 hereof, that portion of the Termination Price in respect of principal.

         "Private Certificates": As specified in the Preliminary Statement.

         "Prospectus Supplement": That certain Prospectus Supplement dated June 26, 2003 relating to the public offering of the Offered Certificates.

         "Purchase Price": With respect to any Mortgage Loan to be purchased pursuant to or as contemplated by Section 2.03 or 7.01, and as confirmed by an Officers' Certificate from the applicable Servicer to the Trustee an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase, (ii) (x) if such Mortgage Loan in being repurchased by the Seller, the sum of (A) accrued interest on such Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the related Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, (B) any unreimbursed Servicing Advances and Advances and any unpaid Servicing Fees allocable to such Mortgage Loan; (C) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 2.13 of the applicable Servicing Agreement, (D) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the applicable Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation and (E) any costs and damages incurred by the Trust Fund in connection with any violation of any predatory or abusive lending law with respect to such Mortgage Loan or (y) if such Mortgage Loan is being repurchased by CHL, all other amounts payable by CHL in accordance with the terms of the CHL Agreement.

         "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted for a Defective Mortgage Loan by CHL pursuant to the terms of the CHL Agreement.

         "Rating Agency" or "Rating Agencies": Fitch, Moody's and S&P, or their respective successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating organizations as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicers.

         "Realized Loss": With respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of Net Liquidation Proceeds applied to the principal balance of the related Mortgage Loan.

         "Record Date": With respect to all of the Certificates, the Business Day immediately preceding such Distribution Date; provided, however, that if any such Certificate becomes a Definitive Certificate, the Record Date for such Certificate shall be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         "Reference Banks": Those banks (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor or the Trustee, (iii) whose quotations appear on the Telerate Page 3750 on the relevant LIBOR Determination Date and (iv) which have been designated as such by the Trustee; provided, however, that if fewer than two of such banks provide a LIBOR rate, then any leading banks selected by the Trustee which are engaged in transactions in United States dollar deposits in the international Eurocurrency market.

         "Regular Certificate": As specified in the Preliminary Statement.

         "Related Documents": With respect to any Mortgage Loan, the related Mortgage Notes, Mortgages and other related documents.

         "Relief Act": The Soldiers' and Sailors Civil Relief Act of 1940, as amended, or any other similar state law (s).

         "Relief Act Shortfall": With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period as a result of the application of the Relief Act, the amount by which (i) interest collectible on such Mortgage Loan during such Collection Period is less than
(ii) one month's interest on the Principal Balance of such Mortgage Loan at the Mortgage Interest Rate for such Mortgage Loan before giving effect to the application of the Relief Act.

         "Remaining Initial Overcollateralization Amount": As of any Distribution Date, an amount equal to (a) the Initial Overcollateralization Amount minus (b) any Overcollateralization Release Amounts distributed on prior Distribution Dates.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

         "REMIC Trust": The segregated pool of assets consisting of the Trust Fund, exclusive of the Excess Reserve Fund Account.

         "Remittance Report": A report prepared by each Servicer and delivered to the Trustee and the Master Reporting Agent pursuant to the applicable Servicing Agreement, containing the information attached hereto as Exhibit P.

         "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

         "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Fund.

         "REO Principal Amortization": With respect to any REO Property, for any calendar month, the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans pursuant to
Section 7.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the related Servicer pursuant to the related Servicing Agreement for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan.

         "REO Property": A Mortgaged Property acquired by the related Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure.

         "Re-Performance Test": The following criteria one of which must be met for a Mortgage Loan to qualify as a Re-Performing Mortgage Loan: (1) the Mortgagor has made at least three aggregate Monthly Payments in the three calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to March 1,
2003), or (2) the Mortgagor has made at least four aggregate Monthly Payments in the four calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to February 1, 2003), or (3) the Mortgagor has made at least five aggregate Monthly Payments in the five calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to January 1, 2003).

         "Re-Performing 60+ Day Delinquent Loan": Each Mortgage Loan with respect to which, as of any date of determination, (x) any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due and (y) with respect to which the Mortgagor has made three aggregate Monthly Payments within the three calendar months preceding such date of determination.

         "Re-Performing Mortgage Loan": A Mortgage Loan which has defaulted in the past and which is at least 90 days Delinquent with respect to certain Monthly Payments but which satisfies one of the Re-Performance Test criteria.

         "Residential Dwelling": Any one of the following: (i) a one-family dwelling, (ii) a two- to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, (iv) a one-family dwelling in a planned unit development, which is not a co-operative, or (v) a mobile or manufactured home (as defined in 42 United States Code, Section 5402(6)).

         "Residual Certificates":  As specified in the Preliminary Statement.

         "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Agreement. When used with respect to the Master Reporting Agent, any officer (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary or any other officer of the Master Reporting Agent customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for performing the obligations of the Master Reporting Agent of this Agreement.

         "Seller": Morgan Stanley Mortgage Capital Inc., or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

         "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

         "Senior Certificates": As specified in the Preliminary Statement.

         "Senior Enhancement Percentage": For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balances of the Subordinated Certificates and (ii) the Overcollateralization Amount, in each case after taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the Pool Balance as of the last day of the related Collection Period.

         "Senior Specified Enhancement Percentage": On any date of determination thereof, 36.00%.

         "Servicer": Ocwen Federal Bank, FSB, Wilshire Credit Corporation and Countrywide Home Loans Servicing LP, as applicable, or any successor servicer appointed, in its capacity as Servicer pursuant to the related Servicing Agreement.

         "Servicing Agreement": The Ocwen Servicing Agreement, the Wilshire Servicing Agreement and the Countrywide Servicing Agreement, as applicable.

         "Servicing Arrearage": With respect to a Delinquent Mortgage Loan, the total amount of unreimbursed Servicing Advances due to the related Servicer as of the Cut-off Date.

         "Servicer Remittance Date": With respect to any Distribution Date, three Business Days prior to such Distribution Date.

         "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgage Property, (ii) any enforcement of judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under the related Servicing Agreement.

         "Servicing Fee Rate": With respect to any Servicer, the rate set forth in the applicable Servicing Agreement.

         "Simple Interest Mortgage Loan": Any Mortgage Loan under which the portion of a payment allocable to interest and the portion of such payment allocable to principal is determined in accordance with the Simple Interest Method.

         "Startup Day": For each REMIC created hereunder, the Closing Date.

         "Stayed Funds": Any payment required to be made under the terms of the Certificates and any Servicing Agreement but which is not remitted by the related Servicer because such Servicer is the subject of a proceeding under the Bankruptcy Code and the making of such remittance is prohibited by Section 362 of the Bankruptcy Code.

         "Stepdown Date": The later to occur of (x) the earlier to occur of (A) the Distribution Date in July 2006 and (B) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage (after taking into account distributions of principal on such Distribution Date) is greater than or equal to the Senior Specified Enhancement Percentage.

         "Subordinated Certificates": As defined in the Preliminary Statement.

         "Subsequent Overcollateralization Amount": As of any Distribution Date, after the application of principal payments and Applied Realized Loss Amounts, an amount equal to the excess, if any of (a) the Pool Balance over (b) the sum of (i) the Certificate Principal Balance of each Class of Offered Certificates and (ii) the Remaining Initial Overcollateralization Amount.

         "Substitution Adjustment Amount": As defined in Section 2.03(e) hereof.

         "Targeted Overcollateralization Amount": As of any Distribution Date,
(x) prior to the Stepdown Date, 1.75% of the initial Pool Balance and (y) on and after the Stepdown Date, the greater of (A) 3.50% of the Pool Balance as of the last day of the related Collection Period and (B) 0.50% of the initial Pool Balance; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Targeted Overcollateralization Amount shall not be reduced to the applicable percentage of the Pool Balance, but instead remain the same as the prior period's Targeted Overcollateralization Amount until the Distribution Date on which a Trigger Event is no longer occurring. When the Certificate Principal Balance of each class of Offered Certificates has been reduced to zero, the Targeted Overcollateralization Amount shall thereafter equal zero..

         "Telerate Page 3750": The display page currently so designated on the Moneyline Telerate (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks).

         "Termination Notice":  As defined in Section 7.01(a) hereof.

         "Termination Price":  As defined in Section 7.01(a) hereof.

         "Trigger Event": With respect to any Distribution Date, if (i) the six-month rolling average of 60+ Day Delinquent Loans equals or exceeds 45% of the Senior Enhancement Percentage or (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period divided by the initial Pool Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

     DISTRIBUTION DATES OCCURRING IN                  PERCENTAGE
-----------------------------------------------  -------------------------------
July 2006 through June 2007....................  4.00% for the first month, plus
                                                 1/12th of 2.00% for each month
                                                 thereafter;
July 2007 through June 2008....................  6.00% for the first month, plus
                                                 1/12th of 1.50% for each month
                                                 thereafter;
July 2008 through June 2009....................  7.50% for the first month, plus
                                                 1/12th of 0.25% for each month
                                                 thereafter; and
July 2009 and thereafter.......................  7.75%


         "Trust": Morgan Stanley ABS Capital I Inc. Trust, Series 2003-SD1, the trust created hereunder.

         "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, such entire Trust Fund consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, including any P&I Arrearages (but excluding any Servicing Arrearages), (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby), (v) with respect to the CHL Mortgage Loans, all of the Depositor's right, title and interest under the CHL Agreement, (vi) the Depositor's rights under the Assignment and Recognition Agreement and (vii) the Collection Accounts, the Distribution Account, the Arrearage Reserve Account and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

         "Trustee": Wells Fargo Bank Minnesota, National Association, a national banking association, or any successor Trustee appointed as herein provided.

         "Trustee Fee": With respect to any Distribution Date, the product of
(x) one-twelfth of the Trustee Fee Rate and (y) the aggregate of the Principal Balances of all Mortgage Loans as of the opening of business on the first day of the related Collection Period.

         "Trustee Fee Rate": With respect to any Distribution Date, 0.015% per annum.

         "Underwriters": Morgan Stanley & Co. Incorporated, Utendahl Capital Partners, L.P. and The Williams Capital Group, L.P.., as underwriters with respect to the Offered Certificates.

         "Underwriters' Exemption": Prohibited Transaction Exemption ("PTE") 90-24, 55 Fed. Reg. 20548 (1990), as amended by 97-34, 62 Fed. Reg. 39021
(1997); PTE 2000-58, 65 Fed Reg. 67,765 (2000); and PTE 2002-41, 67 Fed. Reg.
55, 487 (2002).

         "United States Person" or "U.S. Person": (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise) or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

         "Unpaid Realized Loss Amount": For any Class A-2, Class B-1, Class B-2, Class M-1 and Class M-2 Certificates and as to any Distribution Date, the excess of (x) Applied Realized Loss Amounts applied with respect to such Class over (y) the sum of all distributions in reduction of Applied Realized Loss Amounts with respect to such Class for all prior Distribution Dates.

         "Upper Tier Regular Interest": As described in the Preliminary
Statement.

         "Upper Tier REMIC":  As described in the Preliminary Statement.

         "VA":  The United States Department of Veterans Affairs.

         "VA Loan": A Mortgage Loan all or a portion of which is guaranteed by the VA.

         "Value": With respect to any Mortgaged Property, the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan or the sale price, if the appraisal is not available; except that, with respect to any Mortgage Loan that is a purchase money mortgage loan, the lesser of (i) the value thereof as determined by an independent appraisal made at the time of the origination of such Mortgage Loan, if any, and
(ii) the sales price of the related Mortgaged Property.

         "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The Voting Rights allocated among Holders of the Offered Certificates shall be 98%, and shall be allocated among each such Class according to the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Certificate Principal Balance of all the Offered Certificates then outstanding. The Voting Rights allocated to each such Class of Certificates shall be allocated among all holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates; provided, however, that any Certificate registered in the name of the Servicer, the Depositor, the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights; provided that only such Certificates as are known by a Responsible Officer of the Trustee to be so registered will be so excluded. The percentage of all the Voting Rights allocated among the Holders of the Class X Certificate shall be 1%. The Residual Certificates shall have no Voting Rights.

         "WAC Cap": With respect to any Distribution Date, an amount equal to the product of (i) the Weighted Average Net Mortgage Interest Rate for the Mortgage Loans at the beginning of the related Collection Period and (ii) a fraction, (a) the numerator of which is 30 and (b) the denominator of which is the number of days in the related Interest Accrual Period.

         "Weighted Average Net Mortgage Interest Rate": The weighted average (based on Principal Balance as of the first day of the related Collection Period or, in the case of the first Distribution Date, the Cut-Off Date) of the Net Mortgage Interest Rates of the Mortgage Loans, expressed as an annual rate and calculated on the basis of twelve months consisting of 30 days each and a 360-day year.

         "Wilshire Servicing Agreement": The servicing agreement dated as of June 1, 2003 by and among the Depositor, the Trustee and Wilshire Credit Corporation, as servicer.

         "Written Order to Authenticate": A written order by which the Depositor directs the Trustee to execute, authenticate and deliver the Certificates.

         SECTION 1.02   ACCOUNTING.

         Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

         SECTION 2.01   CONVEYANCE OF MORTGAGE LOANS.

         The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, all interest accruing thereon after the Cut-off Date all collections in respect of interest and principal due after the Cut-off Date and all P&I Arrearages with respect to thereto; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Arrearage Reserve Fund; (iv) its interest in any insurance policies in respect of the Mortgage Loans; (v) all proceeds of any of the foregoing; (vi) the rights of the Depositor under the Mortgage Loan Purchase Agreement, and (vii) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Depositor or the applicable Servicer after the Cut-off Date with respect to the Mortgage Loans.

         In connection with such transfer and assignment, the Seller, on behalf of the Depositor, does hereby deliver to, and deposit with the Custodian, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

                  (i) the original Mortgage Note, endorsed either (A) in blank or (B) in the following form: "Pay to the order of Wells Fargo Bank Minnesota, National Association, as Trustee under the Pooling Agreement, dated as of June 1, 2003, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley ABS Capital I Inc., The Murrayhill Company and Wells Fargo Bank Minnesota, National Association, Morgan Stanley ABS Capital I Inc. Trust, Series 2003-SD1, without recourse," or with respect to any lost Mortgage Note, an original Lost Note Affidavit, together with a copy of the related Mortgage Note;

                  (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

                  (iii) an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to "Wells Fargo Bank Minnesota, National Association, as Trustee under the Pooling Agreement, dated as of June 1, 2003, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley ABS Capital I Inc., The Murrayhill Company and Wells Fargo Bank Minnesota, National Association, Morgan Stanley ABS Capital I Inc. Trust, Series 2003-SD1, without recourse";

                  (iv) an original copy of any intervening assignment of Mortgage showing a complete chain of assignments;

                  (v) the original or a certified copy of lender's title insurance policy; and

                  (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

         The Custodian agrees to execute and deliver to the Depositor and the Trustee on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), substantially in the form attached as Exhibit F-3 hereto. Upon request, the Custodian shall furnish an updated exception report to such acknowledgement to the Trustee.

         The Seller shall promptly (and in no event later than thirty days following the Closing Date) submit or cause to be submitted for recording, at the applicable Servicer's expense and at no expense to the Trust Fund, or the Trustee or the Servicer, in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(iii) and (iv) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

         If any of the documents referred to in Section 2.01(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Custodian no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. The Seller shall deliver or cause to be delivered to the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

         Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 120 days to cure such defect or 150 days following the Closing Date, in the case of missing Mortgages or Assignments or deliver such missing document to the Custodian. If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03.

         The Seller shall cause the Assignments of Mortgage which were delivered in blank to be completed and shall cause all Assignments referred to in Section 2.01(iii) hereof and, to the extent necessary, in Section 2.01(iv) hereof to be recorded; provided, however, the Seller need not cause to be recorded any Assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee's interest, on behalf of the Trust, in the related Mortgage Loan. The Seller shall be required to deliver such assignments for recording within 120 days of the Closing Date. The Seller shall furnish the Custodian with a copy of each assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded. In the event that any Mortgage Note is endorsed in blank as of the Closing Date, promptly following the Closing Date the Seller shall cause to be completed such endorsements "Pay to the order of Wells Fargo Bank Minnesota, National Association, as Trustee under the Pooling Agreement, dated as of June 1, 2003, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley ABS Capital I Inc., Wells Fargo Bank Minnesota, National Association and The Murrayhill Company, Morgan Stanley ABS Capital I Inc. Trust, Series 2003-SD1, without recourse."

         The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement.

         SECTION 2.02   ACCEPTANCE BY TRUSTEE AND CUSTODIAN.

         The Trustee, acknowledges the receipt of, subject to the provisions of
Section 2.01 and subject to the Custodian's review described below and any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that the Custodian holds and will hold such documents and the other documents delivered to the Custodian constituting a Mortgage File on behalf of the Trustee, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders.

         The Custodian agrees, for the benefit of the Certificateholders, to review each Mortgage File within 60 days after the Closing Date (or, with respect to any document delivered after the Startup Day, within 60 days of receipt and with respect to any Qualified Substitute Mortgage, within 60 days after the assignment thereof) and to certify in substantially the form attached hereto as Exhibit F-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant to
Section 2.01(i), (ii), (iii), (iv), (v) and, to the extent actually delivered to the Custodian, the documents described in Section 2.01(vi) of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (1), (2), (7), (8) and (13) (solely as of the Origination Date and not as of the Cut-off Date) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. Upon request, the Custodian shall furnish to the Trustee an updated exception report for such certification. It is herein acknowledged that, in conducting such review, the Custodian is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         Upon request, the Custodian shall deliver to the Depositor, the Trustee and each Servicer a final certification in the form annexed hereto as Exhibit F-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon. Upon request, the Custodian shall furnish to the Trustee an updated exception report for such certification.

         If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or in non-conformity with the Custodian's review criteria under this Section, at the conclusion of its review the Custodian shall so notify the Seller, the Trustee, the Depositor and the applicable Servicer. In addition, upon the discovery by the Seller, Depositor, the Trustee or the applicable Servicer (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Seller in the related Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

         The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans and the Related Documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor's estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee, on behalf of the Trust, a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and the Related Documents, and that this Agreement shall constitute a security agreement under applicable law.

         SECTION 2.03 REPURCHASE OR SUBSTITUTION OF MORTGAGE LOANS BY THE SELLER AND CHL.

         (a) Except as described in clause (b), upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement or in Section 2.04 in respect of any Mortgage Loan which could reasonably be expected to interfere materially with the related servicer's ability to enforce the terms of the Mortgage Loan or foreclose on the related Mortgaged Property or adversely affects the status of any of the REMICs compromising the Trust Fund, the Trustee shall promptly notify the Seller and the applicable Servicer of such defect, missing document or breach and request that the Seller deliver such missing document or cure such defect or breach within 120 days or 150 days following the Closing Date, in the case of missing Mortgages or Assignments from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee, shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement and cause the Seller to repurchase such Mortgage Loan from the Trust Fund at the time of foreclosure or at the time of determination that such Mortgage Loan would not be a "qualified mortgage" for REMIC purposes, as applicable, at the Purchase Price on or prior to the Determination Date following the expiration of such 120 day period (subject to Section 2.03(e)); provided that, in connection with any such breach that could not reasonably have been cured within such 120 day or 150 day period, if the Seller shall have commenced to cure such breach within such 120 day or 150 day period, the

Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the related Collection Account, and the Trustee, upon receipt of written certification from the applicable Servicer of such deposit, shall instruct the Custodian to release to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to the Trustee and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Defective Mortgage Loan) and substitute one or more Eligible Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

         (b) Upon discovery or receipt of written notice of any breach of any representation or warranty under the CHL Agreement in respect of any CHL Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders or adversely affects the status of any of the REMICs compromising the Trust Fund, the Trustee shall promptly notify CHL and the applicable Servicer of such breach and request that CHL cure such breach within 120 days following the Closing Date, and if CHL does not cure such breach in all material respects during such period, the Trustee, shall enforce CHL's obligation under the CHL Agreement and cause CHL to repurchase such CHL Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 120 day period (subject to Section 2.03(e)); provided that, in connection with any such breach that could not reasonably have been cured within such 120 day period, if CHL shall have commenced to cure such breach within such 120 day period, CHL shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the CHL Agreement. The Purchase Price for the repurchased CHL Mortgage Loan shall be deposited in the related Collection Account, and the Trustee, upon receipt of written certification from the applicable Servicer of such deposit, shall instruct the Custodian to release to CHL the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as CHL shall furnish to the Trustee and as shall be necessary to vest in CHL any CHL Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such CHL Mortgage Loan as provided above, CHL may cause such CHL Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Defective Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). It is understood and agreed that the obligation of CHL to cure or to repurchase (or to substitute for) any CHL Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against CHL respecting such breach available to the Trustee on behalf of the Certificateholders.

         (c) A Mortgage Loan that has a P&I Arrearage cannot be substituted for a Mortgage Loan that does not have a P&I Arrearage.

         (d) Any substitution of Eligible Substitute Mortgage Loans or Qualified Substitute Mortgage Loans, as applicable, for Defective Mortgage Loans made pursuant to Section 2.03(a) or 2.03(b) must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Defective Mortgage Loan for which the Seller or CHL, as appropriate, substitutes a Eligible Substitute Mortgage Loan or Loans or a Qualified Substitute Mortgage Loan or Loans, as applicable, such substitution shall be effected by the Seller or CHL, as appropriate, delivering to the Custodian, for such Eligible Substitute Mortgage Loan or Loans or Qualified Substitute Mortgage Loan or Loans, as applicable, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Eligible Substitute Mortgage Loan or Qualified Substitute Mortgage Loan, as applicable, satisfies the respective definition thereof and, with respect to the Seller, specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. The Custodian shall acknowledge receipt for such Eligible Substitute Mortgage Loan or Loans or Qualified Substitute Mortgage Loan or Loans, as applicable, and, within ten Business Days thereafter, shall review such documents as specified in Section 2.02 and deliver to the applicable Servicer and the Trustee, with respect to such Eligible Substitute Mortgage Loan or Loans or Qualified Substitute Mortgage Loan or Loans, as applicable, a certification substantially in the form

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

attached hereto as Exhibit F-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Custodian shall deliver to the applicable Servicer and the Trustee a certification substantially in the form of Exhibit F-2 hereto with respect to such Eligible Substitute Mortgage Loan or Loans or Qualified Substitute Mortgage Loan or Loans, as applicable, with any applicable exceptions noted thereon. Monthly Payments due with respect to Eligible Substitute Mortgage Loans or Qualified Substitute Mortgage Loan Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Defective Mortgage Loan in the Collection Period preceding the month of substitution and the Depositor or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Defective Mortgage Loan. The Seller shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Defective Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans or Qualified Substitute Mortgage Loan or Loans, as applicable, and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, such Eligible Substitute Mortgage Loan or Loans or Qualified Substitute Mortgage Loan or Loans, as applicable, shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Seller, the Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by the Seller all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement and all applicable representations and warranties thereof set forth in
Section 2.04, in each case as of the date of substitution.

         For any month in which the Seller substitutes one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, the applicable Servicer will determine the amount (the "Substitution Adjustment Amount"), if any, by which the aggregate Purchase Price of all such Defective Mortgage Loans exceeds the aggregate, as to each such Eligible Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Mortgage Interest Rate. On the date of such substitution, the Seller will deliver or cause to be delivered to the applicable Servicer for deposit in the related Collection Account an amount equal to the Substitution Adjustment Amount, if any, and the Trustee, upon receipt of the related Eligible Substitute Mortgage Loan or Loans and certification by the applicable Servicer of such deposit, shall cause the Custodian to release to the Seller the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Defective Mortgage Loan released pursuant hereto.

         In addition, the Seller or CHL, as appropriate and to the extent required by the CHL Agreement, shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under
Section 860G(d)(l) of the Code, or (b) any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

         (e) Upon discovery by the Seller, any Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Eligible Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. In addition, upon discovery that a Mortgage Loan is defective in a manner that would cause it to be a "defective obligation" within the meaning of Treasury regulations relating to REMICs, the Seller shall cure the defect or make the required purchase or substitution no later than 90 days after the discovery of the defect. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a), if made by the Seller. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

         SECTION 2.04 REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOANS.

         The Seller hereby represents and warrants to the Custodian and the Trustee for the benefit of the Certificateholders that as of the Closing Date or as of such other date specifically provided herein:

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

                  (i) The representations and warranties made by the Seller pursuant to Section 3.01 of the Mortgage Loan Purchase Agreement are hereby being made to the Trustee by the Seller to the same extent as if fully set forth herein and are true and correct as of the Closing Date.

                  (ii) Any written agreement between the Mortgagor in respect of a Mortgage Loan and the applicable Servicer modifying such Mortgagor's obligation to make payments under the Mortgage Loan (such modified Mortgage Loan, a "Modified Mortgage Loan") involved the application of the Seller's underwriting standards or some assessment of the Mortgagor's ability to repay the Modified Mortgage Loan.

         With respect to the representations and warranties set forth in this
Section 2.04 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the applicable Servicer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Certificateholders or adversely affects the status of any or the REMICs comprising the Trust Fund then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

         Upon discovery by the Depositor, the Seller or the applicable Servicer of a breach of any of the representations and warranties contained in this Section that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Certificateholders or adversely affects the status of any or the REMICs comprising the Trust Fund, the party discovering the breach shall give prompt written notice to the others and in no event later than two Business Days from the date of such discovery. Within ninety days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Eligible Substitute Mortgage Loans, in either case, in accordance with Section 2.03.

         It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Custodian and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Seller set forth in Section 2.03(a) to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties contained in this Section 2.04.

         SECTION 2.05   REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

         The Depositor represents and warrants to the Trust, the Master Reporting Agent, the Custodian and the Trustee on behalf of the Certificateholders as follows:

                  (i) This agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                  (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

                  (iii) As of the Closing Date, the Depositor has transferred all right, title interest in the Mortgage Loans to the Trustee on behalf of the Trust;

                  (iv) The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

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

                  (v) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

                  (vi) The Depositor is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

                  (vii) The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Depositor or, to the best of the Depositor's knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

                  (viii) To the best of the Depositor's knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

                  (ix) There are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

         SECTION 2.06   ISSUANCE OF CERTIFICATES.

         The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to the Custodian of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, and the Trustee acknowledges the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the Written Order to Authenticate executed by an officer of the Depositor, has executed, and has authenticated and delivered to or upon the order of the Depositor, the Certificates (other than the Class X and Residual Certificates) in minimum dollar denominations or $25,000 and integral dollar multiples of $1 in excess. The Class X and Class R Certificates are issuable only in minimum Percentage Interests of 10%. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.

         The Depositor hereby directs the Trustee to register the Class X and the Class P Certificates in the name of the NIM Trust and to deliver such Class X and Class P Certificates to the owner trustee of the NIM Trust.

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

         SECTION 2.07   REMIC MATTERS

         The Preliminary Statement sets forth the designations for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "latest possible maturity date" is March 25, 2033, which is the sixth Distribution Date following the latest Mortgage Loan maturity date.

         SECTION 2.08   REPRESENTATIONS AND WARRANTIES OF THE SELLER.

         The Seller hereby represents and warrants to the Trust, the Master Reporting Agent, the Custodian and the Trustee on behalf of the Certificateholders that as of the Closing Date or as of such date specifically provided herein:

                  (i) The Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans, or (d) its ability to foreclose on the related Mortgaged Properties.

                  (ii) The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated hereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the Seller's legal, valid and binding obligations enforceable in accordance with its terms, except as enforcement of such terms may be limited by
         (1) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies, (2) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (3) public policy considerations underlying the securities laws, to the extent that such policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

                  (iii) The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Seller to conduct its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations as shall have been obtained or filed, as the case may be, prior to the Closing Date.

                  (iv) The execution, delivery and performance of this Agreement by the Seller will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its charter or by-laws, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound.

                  (v) No certificate of an officer, written statement or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                  (vi) The transactions contemplated by this Agreement are in the ordinary course of the Seller's business.

                  (vii) The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans to the Depositor, nor is the Seller aware of any pending insolvency.

                  (viii) The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to any order or decree of any court, or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties, or materially and adversely affect the performance of any of its duties hereunder.

                  (ix) There are no actions or proceedings against, or investigations of, the Seller pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (i) that, if determined adversely, would prohibit the Seller from entering into this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) that, if determined adversely, would prohibit or materially and adversely affect the Seller's performance of any of its respective obligations under, or the validity or enforceability of, this Agreement.

                  (x) The Seller did not transfer the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of its creditors.

                  (xi) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claims.

                  (xii) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller to the Depositor are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

         SECTION 2.09   COVENANTS OF THE SELLER.

         (a) The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Depositor of the existence of any lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trust, as assignee of the Depositor, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 2.09 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         (b) The Seller hereby covenants that neither it nor any Affiliate of the Seller will directly solicit any Mortgagor hereunder to refinance the related Mortgage Loan. For the purposes of the foregoing, neither the Seller nor any Affiliate of the Seller shall be deemed to directly solicit any Mortgagor if the Seller responds to a request from a Mortgagor regarding a refinancing or if the Mortgagor receives marketing materials which are generally disseminated.


                                   ARTICLE III

                                  FLOW OF FUNDS

         SECTION 3.01 DISTRIBUTION ACCOUNT, EXCESS RESERVE FUND ACCOUNT AND ARREARAGE RESERVE ACCOUNT.

         (a) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. In accordance with the terms of the related Servicing Agreement, on behalf of the Trust Fund, the applicable Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account by 1:00 p.m. New York time on the Servicer Remittance Date, that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be deposited to the Distribution Account from a different source as provided herein) then on deposit in such Collection Account, other than P&I Arrearages.

         (b) Funds in the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.02. The Trustee shall give notice to each Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

         (c) The Trustee shall be permitted to make withdrawals from the Distribution Account in accordance with the provisions of Section 2.04(d) of the applicable Servicing Agreement.

         (d) Promptly upon receipt of any Stayed Funds, whether from any Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee notify the applicable Servicer of such receipt and deposit such funds in the Distribution Account, subject to withdrawal thereof as permitted pursuant to Section 2.04(d) of the applicable Servicing Agreement. In addition, the Trustee shall deposit in the Distribution Account any amounts required to be deposited pursuant to Section 3.02 in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account.

         (e) The Trustee shall establish and maintain an account (such account, the "Excess Reserve Fund Account") on behalf of the Class X Certificateholders, to secure their limited recourse obligation to pay to the Certificateholders Basis Risk Carry Forward Amounts.

         (f) (i) On each Distribution Date on which there exists a Basis Risk Carry Forward Amount on any Class of Certificates, the Trustee shall
         (1) withdraw from the Distribution Account and deposit in the Excess Reserve Fund Account, as set forth in Section 3.04(b)(x), the lesser of
         (a) the Class X Distributable Amount (without regard to the reduction in the definition thereof with respect to the Basis Risk Carry Forward Amount) (to the extent remaining after the distributions specified in Sections 3.04(b)(i)-(ix)) and (b) the Basis Risk Carry Forward Amount and (2) withdraw from the Excess Reserve Fund Account amounts necessary to pay to such Class or Classes of Certificates the Basis Risk Carry Forward Amount. Such payments shall be allocated to those Classes based upon the amount of Basis Risk Carry Forward Amount owed to each such Class and shall be paid in the priority set forth in Section 3.04)(xi) and (xii) hereof.

                  (ii) The Trustee shall account for the Excess Reserve Fund Account as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not as an asset of any REMIC created pursuant to this Agreement. The beneficial owner of the Excess Reserve Fund Account is the Class X Certificateholder. For all federal tax purposes, amounts transferred by the Upper Tier REMIC to the Excess Reserve Fund Account shall be treated as distributions by the Trustee to the Class X Certificateholder.

                  (iii) Any Basis Risk Carry Forward Amounts paid by the Trustee to the Certificateholders shall be accounted for by the Trustee as amounts paid first to the Holders of the Class X Certificate and then to the respective Class or Classes of Certificates. In addition, the Trustee shall account for the Certificateholders' rights to receive payments of Basis Risk Carry Forward Amounts as rights in a limited recourse interest rate cap contract (which contract shall be deemed for tax purposes to have a value of zero) written by the Class X Certificateholders in favor of the Certificateholders.

                  (iv) Notwithstanding any provision contained in this Agreement, the Trustee shall not be required to make any payments from the Excess Reserve Fund Account except as expressly set forth in this
         Section 3.01(f). Amounts on deposit in the Excess Reserve Fund Account shall not be invested.

         (g) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Arrearage Reserve Account"), held in trust for the benefit of the Certificateholders. The Arrearage Reserve Account will be deemed a qualified reserve fund under Treas. Reg. 1.860G-2(g)(2) which is an asset of the REMIC Trust. In accordance with the terms of the related Servicing Agreement, on behalf of the Trust Fund, the applicable Servicer shall deliver to the Trustee in immediately available funds for deposit in the Arrearage Reserve Account by 1:00 p.m. New York time on the Servicer Remittance Date, that portion of the Available Funds representing P&I Arrearages.

         (h) Funds in the Arrearage Reserve Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.02. The Trustee shall give notice to each Servicer and the Depositor of the location of the Arrearage Reserve Account when established and prior to any change thereof.

         (i) On each Distribution Date on which there exists an Arrearage Reserve Account Release Amount, the Trustee shall withdraw such amount from the Arrearage Reserve Account and deposit such amount in the Distribution Account for distribution pursuant to Section 3.04. Amounts remaining in deposit in the Arrearage Reserve Account (i) on any Distribution Date, in excess of the aggregate Certificate Principal Balances of the Offered Certificates or (ii) following the termination of the Trust in accordance with Section 7.01, will be withdrawn by the Trustee and paid to the Class X Certificateholder.

         SECTION 3.02   INVESTMENT OF FUNDS IN THE DISTRIBUTION ACCOUNT.

         (a) The Trustee may direct any depository institution maintaining the Distribution Account or the Arrearage Reserve Account (for purposes of this
Section 3.02, each an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee or an Affiliate of the Trustee is the obligor thereon or the manager thereof. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall :

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of
                           (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

         (b) All income and gain realized from the investment of funds in the Distribution Account and the Arrearage Reserve Account shall be for the benefit of the Trustee. The Trustee shall deposit in the Distribution or the Account Arrearage Reserve Account the amount of any loss incurred on Permitted Investments in the Distribution Account or the Arrearage Reserve Account, respectively.

         (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 6.01 and Section 6.02(a)(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

         The Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

         SECTION 3.03   INTEREST DISTRIBUTIONS.

         On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Interest Remittance Amount and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in

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

the Remittance Reports upon which the Trustee may conclusively rely), and the calculations required to be made by the Trustee, to the extent available:

                  (i) to the Trustee, the Trustee Fee, to the Custodian, the Custodian Fee and to the Master Reporting Agent, the Master Reporting Agent Fee, each for such Distribution Date;

                  (ii) concurrently, to the Class A-1 and Class A-2 Certificates, pro rata, the applicable Accrued Certificate Interest for such Distribution Date;

                  (iii) concurrently, to the Class A-1 and Class A-2 Certificates, pro rata, the applicable Interest Carry Forward Amount for the Class A-1 and Class A-2 Certificates, respectively;

                  (iv) to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (v) to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (vi) to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (vii) to the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

                  (viii) the amount, if any, of the Interest Remittance Amount remaining after application with respect to the priorities set forth above will be applied as described under Section 3.04(b) hereof.

         SECTION 3.04 DISTRIBUTIONS OF PRINCIPAL AND MONTHLY EXCESS CASHFLOW AMOUNTS.

         (a) On each Distribution Date, the Trustee shall make the following distributions in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Reports), and the calculations required to be made by the Trustee, to the extent of the Principal Distribution
Amount:

                  (i) before the Stepdown Date or with respect to which a Trigger Event is in effect, sequentially, as follows (provided, that on the Class P Principal Distribution Date, $100 will first be paid to the Holder of the Class P Certificate):

                           (A) to the Holders of the Class A-1 and Class A-2
                  Certificates, on a pro rata basis, the Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of the Class A Certificates has been reduced to zero;

                           (B) to the Holders of the Class M-1 Certificates,
                  100% of the remaining Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                           (C) to the Holders of the Class M-2 Certificates,
                  100% of the remaining Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                           (D) to the Holders of the Class B-1 Certificates,
                  100% of the remaining Principal Distribution Amount, until the Certificate Principal Balance of the Class B-1 Certificates has been reduced to zero;

                           (E) to the Holders of the Class B-2 Certificates,
                  100% of the remaining Principal Distribution Amount, until the Certificate Principal Balance of the Class B-2 Certificates has been reduced to zero; and

                           (F) any amount of the Principal Distribution Amount
                  remaining after making all of the distributions in clauses
                  (A), (B), (C), (D) and (E) shall be applied as set forth in
                  Section 3.04(b).

                  (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect (provided, that on the Class P Principal Distribution Date, $100 will first be paid to the Holder of the Class P Certificate):

                           (A) the lesser of (x) the Principal Distribution
                  Amount and (y) the Class A Principal Distribution Amount, will be distributed on a pro rata basis to the Class A-1 and Class A-2 Certificates until the Certificate Principal Balances thereof have been reduced to zero;

                           (B) the lesser of (x) the excess of (i) the Principal
                  Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (A) above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (C) the lesser of (x) the excess of (i) the Principal
                  Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates in clause (A) above and the amount distributed to the Class M-1 Certificates in clause (B) above and (y) the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (D) the lesser of (x) the excess of (i) the Principal
                  Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to clause (A) above, the amount distributed to the Class M-1 Certificates pursuant to clause (B) above and the amount distributed to the Class M-2 Certificates pursuant to clause (C) above and (y) the Class B-1 Principal Distribution Amount will be distributed to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (E) the lesser of (x) the excess of (i) the Principal
                  Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to clause (A) above, the amount distributed to the Class M-1 Certificates pursuant to clause (B) above, the amount distributed to the Class M-2 Certificates pursuant to clause (C) above and the amount distributed to the Class B-1 Certificates pursuant to clause (D) above and (y) the Class B-2 Principal Distribution Amount will be distributed to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                           (F) any amount of the Principal Distribution Amount
                  remaining after making all of the distributions in clauses
                  (A), (B), (C), (D) and (E) above shall be applied as set forth in Section 3.04(b).

         (b) On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

                  (i) to pay any Unpaid Realized Loss Amount to the Class A-2 Certificates;

                  (ii) to pay the Interest Carry Forward Amount, if any, to the Class M-1 Certificates;

                  (iii) to pay any Unpaid Realized Loss Amount to the Class M-1 Certificates;

                  (iv) to pay the Interest Carry Forward Amount, if any, to the Class M-2 Certificates;

                  (v) to pay any Unpaid Realized Loss Amount to the Class M-2 Certificates;

                  (vi) to pay the Interest Carry Forward Amount, if any, to the Class B-1 Certificates;

                  (vii) to pay any Unpaid Realized Loss Amount to the Class B-1 Certificates;

                  (viii) to pay the Interest Carry Forward Amount, if any, to the Class B-2 Certificates;

                  (ix) to pay any Unpaid Realized Loss Amount to the Class B-2 Certificates;

                  (x) to the Excess Reserve Fund Account, the amount of any Basis Risk Carry Forward Amount for such Distribution Date;

                  (xi) from funds on deposit in the Excess Reserve Fund Account with respect to such Distribution Date, to the Class A-1 and Class A-2 Certificates, on a pro rata basis, any Basis Risk Carry Forward Amount for each such class;

                  (xii) from funds on deposit in the Excess Reserve Fund Account with respect to such Distribution Date, sequentially to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, in that order, any Basis Risk Carry Forward Amount for such classes;

                  (xiii) to the holders of the Class X Certificates, the remainder of the Class X Distributable Amount not distributed pursuant to Sections 3.04(b)(i)-(xii) (to the extent stated in clause (i) of the definition of Class X Distributable Amount, as interest, and to the extent stated in clause (ii) of the definition of Class X Distributable Amount, as principal); and

                  (xiv) to the holders of the Class R Certificates, any remaining amount.

         (c) On each Distribution Date, all prepayment charges received by the Servicers during the related Prepayment Period and remitted to the Trustee on the related Servicer Remittance Date, shall be paid to the holders of the Class P Certificates.

         SECTION 3.05   ALLOCATION OF REALIZED LOSSES.

         Realized Losses shall be allocated first against the Remaining Initial Overcollateralization Amount and second to the Subsequent Overcollateralization Amount, until the Overcollateralization Amount has been reduced to zero. If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date the aggregate Certificate Principal Balance of the Offered Certificates exceeds the Pool Balance as of the end of the related Collection Period, such excess will be allocated against the Class B-2, Class B-1, Class M-2, Class M-1 and the Class A-2 Certificates, in that order and until the respective Certificate Principal Balances thereof are reduced to zero.

         SECTION 3.06   METHOD OF DISTRIBUTION.

         The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 7.01 respecting the final distribution), in the case of Certificateholders of the Certificates, by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of such Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

         SECTION 3.07   DISTRIBUTIONS ON BOOK-ENTRY CERTIFICATES.

         Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Depositor, the Servicers or the Seller shall have any responsibility therefor except as otherwise provided by applicable law.

         SECTION 3.08   MONTHLY STATEMENTS AND REPORTS BY MASTER REPORTING
                        AGENT.

         (a) On each Distribution Date, the Trustee will, based upon information in the related Remittance Report, prepare and make available to the parties to the Servicing Agreements, this Agreement, each registered Certificateholder and any other interested party, a monthly statement setting forth the following information relating to the Certificates and the Mortgage Loans for each Distribution Date, but only to the extent such information is provided to the Trustee by the Master Reporting Agent or by the Servicers pursuant to the Servicing Agreements:

                  (i) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal, separately identified;

                  (ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest or Class X Distributable Amount, separately identified;

                  (iii) the Overcollateralization Amount, the
         Overcollateralization Release Amount, the Overcollateralization Deficiency, the Overcollateralization Target Amount and the Arrearage Reserve Account Release Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

                  (iv) the aggregate amount of servicing compensation received by the Servicers during the related Collection Period;

                  (v) the aggregate amount of Advances for the related Collection Period;

                  (vi) the Pool Balance at the close of business at the end of the related Collection Period;

                  (vii) in the aggregate, the number, weighted average remaining term to maturity and weighted average Mortgage Interest Rate of the Mortgage Loans as of the related Due Date;

                  (viii) the number and aggregate unpaid principal balance of Mortgage Loans (a) 30 to 59 days past due on a contractual basis, (b) 60 to 89 days past due on a contractual basis, (c) 90 or more days past due on a contractual basis, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

                  (ix) [reserved];

                  (x) the total number and cumulative principal balance of all REO Properties as of the close of business of the last day of the preceding Collection Period;

                  (xi) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

                  (xii) the aggregate amount of prepayment penalties collected (including amounts deposited in connection with the full or partial waiver of such prepayment penalties pursuant to Section 2.01 of the applicable Servicing Agreement) during the related Collection Period;

                  (xiii) the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses;

                  (xiv) the Certificate Principal Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses or Applied Realized Loss Amounts, as applicable, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses or Applied Realized Loss Amounts;

                  (xv) the Accrued Certificate Interest in respect of each Class of Offered Certificates for such Distribution Date, separately identifying the portions thereof attributable to Basis Risk Carry Forward Amounts, and the amount of all Basis Risk Carry Forward Amount covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

                  (xvi) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the related Servicer pursuant to Section 2.23 of the related Servicing Agreement;

                  (xvii) the amounts of the Trustee Fee, Custodian Fee and Master Reporting Agent Fee paid;

                  (xviii) the Basis Risk Carry Forward Amounts distributed on such Distribution Date and the amounts remaining after giving effect to distributions thereof on such Distribution Date;

                  (xix) any Overcollateralization Deficiency after giving effect to the distribution of principal on such Distribution Date;

                  (xx) whether a Trigger Event has occurred and is continuing, and the cumulative Realized Losses, as a percentage of the original Pool Balance;

                  (xxi) the Available Funds;

                  (xxii) the rate at which interest accrues for each Class of Certificates for such Distribution Date;

                  (xxiii) the Liquidation Reports for such Distribution Date;

                  (xxiv) the aggregate Principal Balance of Mortgage Loans purchased by the related Servicer or Seller during the related Collection Period;

                  (xxv) [reserved];

                  (xxvi) the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such Distribution
         Date); and

                  (xxvii) the amount on deposit in the Arrearage Reserve Account (after giving effect to distributions on such Distribution Date).

         The Master Reporting Agent and the Trustee may fully rely upon and shall have no liability with respect to information with respect to the Mortgage Loans provided by the Servicers.

         In the case of information furnished pursuant to subclauses (i) through
(iii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-off Date.

         (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses
(i), (ii), (xv) and (xvii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

         (c) The Trustee will make the monthly statement (and, at its option, any additional files containing the same information in an alternative format) available each month to the parties to the Servicing Agreements, this Agreement and each registered Certificateholder via the Trustee's internet website. The Trustee's internet website shall initially be located at www.ctslink.com. Assistance in using the website can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and requesting a copy. The Trustee shall have the right to change the way monthly statements are distributed in order to make such distribution more convenient and/or more accessible to the Certificateholders and the Trustee shall provide timely and adequate notification to all of the Certificateholders regarding any such changes.

         The Trustee shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the monthly statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion.

         As a condition to access to the Trustee's internet website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee will not be liable for the dissemination of information in accordance with this Agreement.

         (d) On or prior to the Business Day preceding the Distribution Date, the Master Reporting Agent shall deliver certain reports (as specified in the related Master Reporting Agreement or as agreed to by time to time by the Master Reporting Agent and the Depositor) to the Trustee which the Trustee will make available to Certificateholders, upon request.

                                   ARTICLE IV

                                THE CERTIFICATES

         SECTION 4.01   THE CERTIFICATES.

         Each of the Class A-1, Class A-2, Class M-1, Class M-2, Class B-1, Class B-2, Class P, Class X and Class R Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed, and authenticated and delivered by the Trustee to or upon the receipt of a Written Order to Authenticate from the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. Each Class of the Offered Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $25,000 and integral multiples of $1 in excess thereof. The Class X, Class P and Class R Certificates are issuable only in minimum Percentage Interests of 10%.

         The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Certificate Registrar substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 4.02(c), the Offered Certificates shall be Book-Entry Certificates. The Class P, Class X and Class R Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.

         SECTION 4.02   REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

         (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office of the Trustee a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Trustee as Certificate Registrar shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 6.01,

6.02, 6.03, 6.04, 6.05, 6.14, 6.15 and 6.16 shall apply to the Certificate
Registrar to the same extent as they apply to the Trustee. Any Certificate Registrar appointed in accordance with this Section 4.02(a) may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor, such resignation to become effective upon appointment of a successor Certificate Registrar.

         Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Residual Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

         At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to the Depository, the initial Depository, by, or on behalf of, the Depositor; or to, and deposited with the Certificate Custodian, on behalf of the Depository, if directed to do so pursuant to instructions from the Depository. Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:
(i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

         (c) If (i)(x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Event of Termination, the Certificate Owners of each Class of Book-Entry Certificates representing Percentage Interests of such Classes aggregating not less than 51% advises the Trustee and Depository through the Financial Intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners. Upon surrender to the Certificate Registrar of the Book-Entry

Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Depositor's expense, in the case of (ii) above, or the Seller's expense, in the case of (i) and (iii) above, execute on behalf of the Trust and the Certificate Registrar shall authenticate the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (d) Except with respect to the initial transfer of the Private Certificates by the Depositor, no transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Certificate Registrar, in substantially the form attached hereto as Exhibit J) under the 1933 Act, the Certificate Registrar and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Certificate Registrar or the Depositor or
(ii) the Certificate Registrar shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit L) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Certificate Registrar certifying to the Depositor and the Certificate Registrar the facts surrounding such transfer, which investment letter shall not be an expense of the Certificate Registrar or the Depositor. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Except with respect to the transfer of the Class X and Class P Certificates to the NIM Trust on the Closing Date, no transfer of an ERISA-Restricted Certificate shall be made unless the Certificate Registrar shall have received a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor, (such requirement is satisfied only by the Certificate Registrar's receipt of a representation letter from the transferee substantially in the form of Exhibit J hereto, as appropriate), to the effect that either (i) such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) (except in the case of a Class R, Class X or Class P Certificate) such transferee is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60. For purposes of the preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, or to any person acting on behalf or using the assets of any such plan or arrangement, in violation of the foregoing provisions shall be void and of no effect.

         Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

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

                  (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

                  (iii) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Certificate Registrar shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

                           A. an affidavit in the form of Exhibit K hereto from
                  the proposed transferee to the effect that, among other things, such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                           B. an affidavit in the form of Exhibit L from the
                  proposed transferor to the effect that the proposed transferor has no knowledge that the proposed transferee is not a Permitted Transferee.

                  (iv) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Certificate Registrar received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

                  (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Certificate Registrar shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Residual Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                  (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Trustee shall be entitled to reasonable compensation for providing such information from the person to whom it is provided.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Certificate Registrar, in form and substance satisfactory to the Certificate Registrar, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this

Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC hereunder to fail to qualify as a REMIC.

         (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

         SECTION 4.03   MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 4.04   PERSONS DEEMED OWNERS.

         The Depositor, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Depositor, the Certificate Registrar, any Paying Agent or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.03 and 3.04 and for all other purposes whatsoever, and none of the Trust, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

         SECTION 4.05   APPOINTMENT OF PAYING AGENT.

         The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 3.03 and 3.04 and shall report the amounts of such distributions to the Trustee (if different than the Paying Agent). The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Distribution Account and the Arrearage Reserve Account for the purpose of making the distributions referred to above and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor and the Rating Agencies. The Trustee as Paying Agent shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 6.01, 6.02, 6.03, 6.04, 6.05, 6.14, 6.15 and 6.16 shall apply to the Paying
Agent to the same extent as they apply to the Trustee. Any Paying Agent appointed in accordance with this Section 4.05 may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Servicer and the Depositor, such resignation to become effective upon appointment of a successor Paying Agent.

                                    ARTICLE V

                          THE SELLER AND THE DEPOSITOR

         SECTION 5.01   LIABILITY OF THE SELLER AND THE DEPOSITOR.

         The Seller and the Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller or Depositor, as the case may be, herein.

         SECTION 5.02 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SELLER OR THE DEPOSITOR.

         Any entity into which the Seller or the Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Seller or the Depositor shall be a party, or any corporation succeeding to the business of the Seller or the Depositor, shall be the successor of the Seller or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                                   ARTICLE VI

            THE TRUSTEE, THE MASTER REPORTING AGENT AND THE CUSTODIAN

         SECTION 6.01   DUTIES OF TRUSTEE, MASTER REPORTING AGENT AND CUSTODIAN.

         The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and each Servicing Agreement. The Master Reporting Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and each Master Reporting Agreement. The Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Custodian. The Custodian shall have no responsibility with respect to any Mortgage File while not in its possession (so long as such Mortgage File has been released accordance to the terms of this Agreement or the related Servicing Agreement).

         The Trustee and Master Reporting Agent, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or Master Reporting Agent, as applicable, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that that neither the Trustee nor the Master Reporting Agent shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Seller or the Depositor hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee or the Master Reporting Agent, after so requesting, does not receive a satisfactorily corrected instrument.

         No provision of this Agreement shall be construed to relieve the Trustee, the Master Reporting Agent or the Custodian from liability for their own negligent action , their own negligent failure to act or their own misconduct (or with respect to the Master Reporting Agent, their own grossly negligent action, their own grossly negligent failure to act or their own misconduct); provided, however, that:

                  (i) this paragraph shall not be construed to limit the effect of the other provisions or paragraphs of this Section 6.01;

                  (ii) none of the Trustee, the Master Reporting Agent or the Custodian shall be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, the Master Reporting Agent or the Custodian, as applicable, unless it shall be proved that the Trustee, the Master Reporting Agent or the Custodian, as applicable, was negligent in ascertaining or investigating the facts related thereto; and

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

                  (iii) none of the Trustee, the Master Reporting Agent or the Custodian shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, the Master Reporting Agent or the Custodian, as applicable, or exercising or omitting to exercise any trust or power conferred upon the Trustee, the Master Reporting Agent or the Custodian, as applicable, under this Agreement.

         None of the Trustee, the Master Reporting Agent or the Custodian shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         None of the Trustee, the Master Reporting Agent or the Custodian shall have any duty (A) to see any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

         SECTION 6.02 CERTAIN MATTERS AFFECTING THE TRUSTEE, THE MASTER REPORTING AGENT. AND THE CUSTODIAN

         (a) Except as otherwise provided in Section 6.01:

                  (i) each of the Trustee, the Master Reporting Agent and the Custodian may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) each of the Trustee, the Master Reporting Agent and the Custodian may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) the Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee or the Master Reporting Agent, as applicable, shall not be answerable for other than its negligence (or with respect to the Master Reporting Agent, gross negligence) or willful misconduct in the performance of any such act;

                  (iv) the Custodian shall be under no obligation to make any investigation into the facts or matters stated in any resolution, exhibit, request, representation, opinion, certificate, statement, acknowledgement, consent, order or document in the Mortgage File;

                  (v) none of the Trustee, the Master Reporting Agent or the Custodian shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (vi) the Trustee, the Master Reporting Agent or the Custodian, as applicable, may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or accountants and none of the Trustee, the Master Reporting Agent or the Custodian shall be responsible for any misconduct or negligence (or with respect to the Master Reporting Agent, gross negligence) on the part of any such agent, attorney or accountants appointed by it with due care; and

                  (vii) the right of the Trustee, Master Reporting Agent or the Custodian to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and none of the Trustee, the Master Reporting Agent or the Custodian shall be answerable for other than its negligence (or with respect to the Master Reporting Agent, gross negligence) or willful misconduct in the performance of such act.

         SECTION 6.03 THE TRUSTEE, THE MASTER REPORTING AGENT AND THE CUSTODIAN NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

         The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Seller, and none of the Trustee, the Master Reporting Agent or the Custodian assumes any responsibility for the correctness of the same. None of the Trustee, the Master Reporting Agent or the Custodian makes any representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or Related Document. None of the Trustee, the Master Reporting Agent or the Custodian shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than, in the case of the Trustee, if the Trustee shall assume the duties of any Servicer pursuant to the related Servicing Agreement); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of any Servicer pursuant to the related Servicing Agreement); the non-compliance by the Depositor or the Seller with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Depositor or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the related Servicer (other than if the Trustee shall assume the duties of the related Servicer pursuant to the related Servicing Agreement), or any Mortgagor; any action of the related Servicer (other than if the Trustee shall assume the duties of the related Servicer pursuant to the related Servicing Agreement), taken in the name of the Trustee the failure of any Servicer to act or perform any duties required of it as agent of the Trustee under the applicable Servicing Agreement; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to the terms of the related Servicing Agreement); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. None of the Trustee, the Master Reporting Agent or the Custodian shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder.

         SECTION 6.04 THE TRUSTEE, THE MASTER REPORTING AGENT AND THE CUSTODIAN MAY OWN CERTIFICATES.

         Each of the Trustee, the Master Reporting Agent or the Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee, Master Reporting Agent or the Custodian and may transact any banking and trust business with the Seller, the Depositor or their Affiliates.

         SECTION 6.05   SELLER TO PAY TRUSTEE FEES AND EXPENSES.

         The Trustee shall withdraw from the Distribution Account on each Distribution Date and pay to itself its fees in an aggregate amount equal to the Trustee Fee pursuant to Section 3.03(i) and, to the extent the Interest Remittance Amount is at any time insufficient for such purpose, the Seller shall pay such fees as reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, the Master Reporting Agent and the Custodian, and the Seller will pay or reimburse the Trustee, the Master Reporting Agent and the Custodian upon their request for all reasonable expenses, disbursements and advances incurred or made by the Trustee, the Master Reporting Agent and the Custodian, respectively, in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from such party's negligence (or with respect to the Master Reporting Agent, gross negligence) or bad faith or which is the responsibility of Certificateholders, the Trustee, the Master Reporting Agent or the Custodian hereunder. Notwithstanding any other provision of this Agreement, including Section 2.03(a) and Section 2.04, to the contrary, the Seller covenants and agrees to indemnify the Trustee, the Master Reporting Agent and the Custodian and their respective officers, directors, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, damages, claims or expenses incurred in connection with any legal action relating to this Agreement, the Certificates or the Mortgage Loans or incurred in connection with the administration of the Trust, other than with respect to a party, any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence (or with respect to the Master Reporting Agent, gross negligence) of such party in the performance of their respective duties hereunder or by reason of such party's reckless disregard of obligations and duties hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee, the Master Reporting Agent or the Custodian be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee, the Master Reporting Agent or the Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action. The Trustee, the Master Reporting Agent or the Custodian, as applicable, and any director, officer, employee or agent of the Trustee, the Master Reporting Agent or the Custodian shall be indemnified, to the extent not paid by the Seller pursuant to this Section within a reasonable amount of time after request thereof, by the Trust Fund from amounts on deposit in the Distribution Account (prior to making payments to the Certificateholders) and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, the Master Reporting Agent or the Custodian, in the ordinary course of the Trustee's, the Master Reporting Agent's or the Custodian's performance in accordance with the provisions of this Agreement) incurred by the Trustee, the Master Reporting Agent or the Custodian, as applicable, arising out of or in connection with the acceptance or administration of its duties under this Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence (or with respect to the Master Reporting Agent, gross negligence) in the performance by the Trustee, the Master Reporting Agent or the Custodian, as applicable, of its duties under this Agreement or by reason of the reckless disregard of the Trustee's, the Master Reporting Agent's or the Custodian's obligations and duties under this Agreement. This section shall survive termination of this Agreement or the resignation or removal of any Trustee, Master Reporting Agent or Custodian hereunder.

         SECTION 6.06   ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

         The Trustee hereunder shall at all times be a Department of Housing and Urban Development and Federal Housing Administration approved mortgagee, an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of BBB by Fitch and S&P and a long term debt rating of at least A1 or better by Moody's, and subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.07.

         SECTION 6.07   RESIGNATION OR REMOVAL OF TRUSTEE.

         The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicers, the Custodian and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

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

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 6.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee. If the Depositor removes the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

         The Majority Certificateholders may at any time remove the Trustee by written instrument or instruments delivered to the Servicer, the Depositor, the Trustee and the Master Reporting Agent, the Depositor shall thereupon use its best efforts to appoint a successor Trustee in accordance with this Section.

         Any resignation or removal of the Trustee and appointment of a successor Trustee or pursuant to any of the provisions of this Section 6.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 6.08.

         SECTION 6.08   SUCCESSOR TRUSTEE.

         Any successor Trustee appointed as provided in Section 6.07 shall execute, acknowledge and deliver to the Depositor, the Rating Agencies, the Servicer, the Master Reporting Agent and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this
Section 6.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 6.06 and the appointment of such successor Trustee shall not result in a downgrading of the Regular Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

         Upon acceptance of appointment by a successor Trustee as provided in this Section 6.08, the successor Trustee shall mail notice of the appointment of a successor Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

         SECTION 6.09 MERGER OR CONSOLIDATION OF TRUSTEE, MASTER REPORTING AGENT OR CUSTODIAN.

         Any entity into which the Trustee, the Master Reporting Agent or the Custodian may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee, the Master Reporting Agent or the Custodian shall be a party, or any entity succeeding to the business of the Trustee, the Master Reporting Agent or the Custodian, shall be the successor of the Trustee, the Master Reporting Agent or the Custodian hereunder, provided such entity with regard to the Trustee shall be eligible under the provisions of Section 6.06 and 6.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 6.10   APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as any Servicer or the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms

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

of eligibility as a successor Trustee under Section 6.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08. The Seller shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the related Servicer under the related Servicing Agreement ), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor, the Rating Agencies, each Servicer and the Master Reporting Agent.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         SECTION 6.11   LIMITATION OF LIABILITY.

         The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

         SECTION 6.12 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES.

         (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee for the benefit of all Holders of such Certificates, subject to the provisions of this Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

         (b) The Trustee shall afford the Seller, the Depositor, each Servicer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its

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

duties hereunder and access to officers of the Trustee responsible for performing such duties. The Trustee shall cooperate fully with the Seller, the Servicer, the Depositor and such Certificateholder and shall make available to the Seller, each Servicer, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Depositor, each Servicer]and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

         SECTION 6.13   SUITS FOR ENFORCEMENT.

         In case of a default by the Seller hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

         SECTION 6.14   WAIVER OF BOND REQUIREMENT.

         The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

         SECTION 6.15   WAIVER OF INVENTORY, ACCOUNTING AND APPRAISAL
                        REQUIREMENT.

         The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

         SECTION 6.16   COMPLIANCE WITH NATIONAL HOUSING ACT OF 1934.

         In performing its duties hereunder with respect to FHA Loans, if any, the Trustee shall comply with all requirements of the National Housing Act of 1934, as amended.

         SECTION 6.17   PERIODIC FILINGS.

         (a) The Trustee shall reasonably cooperate with the Depositor in connection with the Trust's satisfying the reporting requirements under the 1934 Act.

         (b) Prior to March 30th of each year (or such earlier date as may be required by the 1934 Act and the Rules and Regulations of the SEC), the Trustee shall file a Form 10-K, in substance. as required by applicable law or the SEC's staff interpretations. Such Form 10-K shall include as exhibits each Servicer's annual statement of compliance described under Section 2.19 of each Servicing Agreement (upon which the Trustee may rely) and the accountant's reports described under Section 2.20 of each Servicing Agreement, in each case to the extent they have been timely delivered to the Trustee. If they are not so timely delivered, the Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Trustee. The Form 10-K shall also include a certification in the form attached hereto as Exhibit M (the "Certification"), which shall be signed by the senior officer of the Depositor in charge of securitization.

         (c) Notwithstanding that the Certification is to be signed by an officer of the Depositor, a Responsible Officer of the Trustee shall sign a certification, in the form attached hereto as Exhibit O for the benefit of the Depositor and its officers, directors and Affiliates in respect of items 1 through 3 thereof of the Certification (provided, however, that the Trustee shall not undertake an analysis of the accountant's report attached as an exhibit to the Form 10-K), and a Servicing Officer of the applicable Servicer who is responsible for the servicing and administration of the Mortgage Loans shall be required under the applicable Servicing Agreement to sign a certification in the form attached hereto as Exhibit O for the benefit of the Depositor, the Trustee and their respective officers, directors and Affiliates in respect of items 4 and 5 of the Certification. Each such certification shall be delivered to the Depositor and the Trustee (as applicable), no later than March 10th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Depositor shall deliver the Certification to be filed to the Trustee no later than March 20th of each year (or if such day is not a Business Day, the immediately preceding Business Day). In the event that prior to the filing date of the Form 10-K in March of each year, the Trustee has actual knowledge of information material to the Certification, that party shall promptly notify the Depositor and each of the other parties signing the certifications. In addition, (i) the Trustee shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Trustee's obligations under this Section 6.17 or the Trustee's negligence, bad faith or willful misconduct in connection therewith and (ii) the applicable Servicer shall indemnify and hold harmless the Depositor, the Trustee and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Servicer's obligations under Section 2.29(c) of the applicable Servicing Agreement or the Servicer's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party then (i) the Trustee agrees in connection with a breach of the Trustee's obligations under this Section 6.17 or the Trustee's negligence, bad faith or willful misconduct in connection therewith that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Trustee on the other and (ii) in accordance with Section 2.29 (c) of the applicable Servicing Agreement, the related Servicer agrees that it shall contribute to the amount paid or payable by the Depositor and/or the Trustee as a result of the losses, claims, damages or liabilities of the Depositor and/or the Trustee in such proportion as is appropriate to reflect the relative fault of the Depositor and the Trustee, as the case may be, on the one hand and the applicable Servicer on the other in connection with a breach of the applicable Servicer's obligations under Section 2.29(c) of the applicable Servicing Agreement or the applicable Servicer's negligence, bad faith or willful misconduct in connection therewith.

         SECTION 6.18   TAX CLASSIFICATION OF CERTAIN ACCOUNTS.

         For federal income tax purposes, the Trustee shall treat the Excess Reserve Fund Account as an outside reserve fund, within the meaning of Treasury Regulation (section) 1.860G-2(h), that is beneficially owned by the holder of the Class X Certificate. The Trustee shall treat the rights that each Class of Certificates has to receive payments of Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account as rights to receive payments under an interest rate cap contract written by the Class X Certificateholder in favor of each Class. Accordingly, each Class of Certificates (excluding the Class X, Class P and Class R Certificates) will comprise two components - an Upper Tier Regular Interest and an interest in a notional principal contract. The Trustee shall allocate the issue price for a Class of Certificates between such two components for purposes of determining the issue price of the Upper Tier Regular Interest component based on information received from the Depositor.

         SECTION 6.19   RESIGNATION OR REMOVAL OF THE CUSTODIAN.

         The Custodian may at any time resign and be discharged from the duties herein described by giving 60 days written notice thereof to the Depositor, the Servicers, the Trustee and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If no successor Custodian shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the Trustee may appoint a successor Custodian and, if no successor Custodian shall have been so appointed and having accepted appointment within 60 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Majority Certificateholders may at any time remove the Custodian by written instrument or instruments delivered to the Servicer, the Depositor, the Trustee and the Master Reporting Agent, the Depositor and the Trustee shall thereupon use its best efforts to appoint a successor Custodian in accordance with this Section.

         Any resignation or removal of the Custodian and appointment of a successor Custodian or pursuant to any of the provisions of this Section 6.19 shall not become effective until acceptance of appointment by the successor Custodian as provided in Section 6.20.

         SECTION 6.20   SUCCESSOR CUSTODIAN.

         Any successor Custodian appointed as provided in Section 6.19 shall execute, acknowledge and deliver to the Depositor, the Rating Agencies, the Servicer, the Master Reporting Agent, the Trustee and to its predecessor Custodian an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Custodian shall become effective, and such successor Custodian, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Custodian. The Depositor, the Trustee and the predecessor Custodian shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Custodian all such rights, powers, duties and obligations.

         No successor Custodian shall accept appointment as provided in this
Section 6.20 unless the appointment of such successor Custodian shall not result in a downgrading of the Regular Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

         Upon acceptance of appointment by a successor Custodian as provided in this Section 6.20, the Trustee shall mail notice of the appointment of a successor Custodian hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

         SECTION 6.21   REMOVAL OF MASTER REPORTING AGENT.

         The Majority Certificateholders may at any time remove the Master Reporting Agent by written instrument or instruments delivered to the Servicer, the Depositor, the Trustee and the Custodian, and the Depositor shall thereupon use its best efforts to appoint a successor Master Reporting Agent.

                                   ARTICLE VII

                                   TERMINATION


         SECTION 7.01   TERMINATION.

         (a) The respective obligations and responsibilities of the Seller, the Depositor, the Trustee, the Custodian, the Certificate Registrar and the Master Reporting Agent created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, and (iii) the optional purchase of the Mortgage Loans by any or all of the Servicers as described below. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         The Servicers may, if each of the Servicers agree to do so in a written notice provided to the Trustee at least five Business Days prior to the related Distribution Date (the "Termination Notice""), terminate the Trust Fund and retire the Offered Certificates on the next succeeding Distribution Date upon which the aggregate current Pool Balance is less than 10% of the aggregate Pool Balance of the Mortgage Loans as of the Cut-off Date by purchasing all of the outstanding Mortgage Loans in the Trust Fund at a price equal to the sum of the outstanding Principal Balance of the Mortgage Loans and, except to the extent previously advanced by the Servicers, accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates through the end of the Collection Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances and any unpaid Servicing Fees allocable to such Mortgage Loans (the "Termination Price") and by reimbursing all Servicers for outstanding Advances and Servicing Arrearages. The Termination Price and the reimbursement amounts shall be allocated among and paid by the Servicers and the purchased Mortgage Loans shall be distributed among the Servicers in the manner set forth in the Termination Notice. If any of the Servicers elect not to participate in the purchase of all of the outstanding Mortgage Loans in the Trust Fund on the Optional Termination Date, then the non-electing party's option to purchase such Mortgage Loans may be exercised by the other Servicer or Servicers, as the case may be, agreed to by such electing parties, provided, that all and not part of the Mortgage Loans are purchased at the Termination Price. If the option is not exercised on such Distribution Date, then on the next succeeding Distribution Date, and on each Distribution Date thereafter until such time, if any, as the Mortgage Loans are repurchased, any of the Servicers or combination of Servicers may, at their option, purchase all of the outstanding Mortgage Loans in the Trust Fund, in the manner described above, for the Termination Price as of such Distribution Date. Notwithstanding the foregoing, if S&P has rated a class of debt securities ("Net Interest Margin Securities") that are backed by the Class X Certificates and Class P Certificates and that are outstanding on any date on which any or all of the Servicers, as applicable, intend to exercise their option to purchase the Mortgage Loans, the applicable Servicer or Servicers, will be permitted to exercise such option only if one of the following conditions is met: (i) after distribution of the Termination Price to the Certificateholders (other than the Holders of the Class X Certificates, Class P Certificates and Class R Certificates) to redeem the related Certificates, the remainder of the Termination Price (the "Remainder Amount") is distributed to the Holders of the Class X Certificates and Class P Certificates and is sufficient to pay the outstanding principal amount of and accrued and unpaid interest on the Net Interest Margin Securities; or (ii) (A) at the same time that the related Servicer or Servicers remit the Termination Price to the Trustee, they also remit to the Trustee an additional amount which, in combination with the Remainder Amount, is sufficient to pay the outstanding principal amount of and accrued and unpaid interest on the Net Interest Margin Securities, and (B) the Trustee remits the Reminder Amount to the Holders of the Class X Certificates and Class P Certificates and remits that additional amount directly to the indenture trustee (plus any outstanding expenses due and owing to the indenture trustee) under the indenture creating the Net Interest Margin Securities.

         With respect to any Class of Certificates, other than the Class R Certificate, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and in the case of the Class A-2 Certificates and any Subordinated Certificates, reduced by any Applied Realized Loss Amounts applicable to such Class of Certificates. The Class R Certificate has no Certificate Principal Balance.

         In connection with any such purchase pursuant to the preceding paragraph, the Servicer to deliver to the Trustee for deposit in the Distribution Account all amounts then on deposit in each Collection Account (less amounts permitted to be withdrawn by the applicable Servicer pursuant to Section 2.07 of the related Servicing Agreement), which deposit shall be deemed to have occurred immediately following such purchase.

         Any such purchase shall be accomplished by delivery to the Trustee for deposit into the Distribution Account as part of Available Funds on the Determination Date before such Distribution Date of the Termination Price.

         (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee upon the Trustee receiving notice of such date from the applicable Servicer, by letter to the Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the 15th day of the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

         (c) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Sections 3.03 and 3.04 for such Distribution Date.

         (d) In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Trustee shall give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and such Certificateholders shall look to the Class R Certificateholders for payment.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         SECTION 8.01   AMENDMENT.

         This Agreement may be amended from time to time by the Seller, the Custodian, the Depositor, the Master Reporting Agent and the Trustee; and without the consent of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or (iii) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement; provided, however, that any such action listed in clause (i) through (iii) above shall not adversely affect in any respect the interests of any Certificateholder, as evidenced by (i) notice in writing to the Depositor, the Master Reporting Agent, the Custodian and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency, or (ii) an Opinion of Counsel delivered to the Trustee and the Custodian.

         In addition, this Agreement may be amended from time to time by Seller, the Custodian, the Depositor, the Master Reporting Agent and the Trustee, with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates which are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a 66% Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Certificates of such Class then outstanding. Upon approval of an amendment, a copy of such amendment shall be sent to the Rating Agencies. Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee, the Custodian or the Master Reporting Agent, as applicable, may, but shall not be obligated to, enter into any such amendment which affects the Trustee's, the Custodian's or the Master Reporting Agent's own rights, duties or immunities under this Agreement.

         Notwithstanding any provision of this Agreement to the contrary, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by (and at the expense of) the Person seeking such Amendment, to the effect that such amendment will not result in the imposition of a tax on any REMIC constituting part of the Trust Fund pursuant to the REMIC Provisions or cause any REMIC constituting part of the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof.

         Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is the Seller (but in no event at the expense of the Trustee or the Custodian, otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph each Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section 8.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         SECTION 8.02   RECORDATION OF AGREEMENT; COUNTERPARTS.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee at the expense of the Trust, but only upon direction of Certificateholders, accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         SECTION 8.03   LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

         The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 8.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 8.04   GOVERNING LAW; JURISDICTION.

         This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. WITH RESPECT TO ANY CLAIM ARISING OUT OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, AND EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING HERETO BROUGHT IN ANY SUCH COURTS, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM,

SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY, PROVIDED THAT SERVICE OF PROCESS HAS BEEN MADE BY ANY LAWFUL MEANS.

         SECTION 8.05   NOTICES.

         All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally faxed to or delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Seller, Morgan Stanley Mortgage Capital Inc., 1221 Avenue of the Americas, New York, New York 10019, Attention: Michelle Wilke, Esq. (telecopy number 212-762-9224)or such other address or telecopy number as may hereafter be furnished to the Depositor, the Trustee and the Master Reporting Agent in writing by the Seller, (b) in the case of the Trustee, Wells Fargo Bank Minnesota, National Association, 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 Attention Corporate Trust Services--MSAC 2003-SD1, or such other address as may hereafter be furnished to the Depositor, the Seller and the Master Reporting Agent in writing by the Trustee, (c) in the case of the Master Reporting Agent, The Murrayhill Company, 1670 Broadway, Suite 3450, Denver, Colorado 80202, Attention: General Counsel, (telecopy number 720-947-6996) or such other address as may hereafter be furnished to the Depositor, the Seller, the and the Trustee in writing by the Master Reporting Agent, (d) in the case of the Depositor, Morgan Stanley ABS Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Michelle Wilke, Esq. (telecopy number 212-762-9224) or such other address as may be furnished to the Seller, the Trustee, the Custodian and the Master Reporting Agent in writing by the Depositor and (e) in the case of the Custodian, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705 Attention: Mortgage Custody MS03BC, or such other address as may be furnished to the Depositor, the Seller, the Trustee and the Master Reporting Agent in writing by the Custodian. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

         SECTION 8.06   SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 8.07   ARTICLE AND SECTION REFERENCES.

         All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

         SECTION 8.08   NOTICE TO THE RATING AGENCIES.

         (a) The Trustee shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

                  (i) any material change or amendment to this Agreement;

                  (ii) the resignation or termination of the Trustee;

                  (iii) the final payment to Holders of the Certificates of any Class; and

                  (iv) any change in the location of the Distribution Account;

         Any such notice pursuant to this Section 8.08 shall be in writing and shall be deemed to have been duly given if personally delivered, faxed or mailed by first class mail, postage prepaid, or by express delivery service to

Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Managing Director, Residential Mortgage-Backed Securities; Fitch Ratings, One State Street Plaza, New York, New York 10004, Attention: Managing Director, Residential Mortgage-Backed Securities; and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Group.

         SECTION 8.09   FURTHER ASSURANCES.

         Notwithstanding any other provision of this Agreement, neither the Regular Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

         SECTION 8.10   BENEFITS OF AGREEMENT.

         Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         SECTION 8.11   ACTS OF CERTIFICATEHOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee and the Seller. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 8.11.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

         IN WITNESS WHEREOF, the Seller, the Depositor, the Trustee, the Custodian and the Master Reporting Agent have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                  MORGAN STANLEY ABS CAPITAL I INC.,
                                          as Depositor


                                  By: /s/ Valerie H. Kay
                                     ----------------------------------
                                     Name:
                                     Title:


                                  MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                          as Seller


                                  By: /s/ Valerie H. Kay
                                     ----------------------------------
                                     Name:
                                     Title:


                                  WELLS FARGO BANK MINNESOTA,
                                  NATIONAL ASSOCIATION,
                                          not in its individual capacity but
                                          solely as Trustee for the Morgan
                                          Stanley ABS Capital I Inc. Trust,
                                          Series 2003-SD1


                                  By: /s/ Amy Doyle
                                     ----------------------------------
                                     Name:
                                     Title:


                                  THE MURRAYHILL COMPANY,
                                          as Master Reporting Agent


                                  By: /s/ Kevin J. Kanouff
                                     ----------------------------------
                                     Name:
                                     Title:


                                  DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          as Custodian


                                   By: /s/ Christopher Corcoran
                                     ----------------------------------
                                     Name:
                                     Title:



                                  By: /s/ Jerome W. Harney
                                     ----------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT A

                       [FORM OF THE CLASS A-1 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

      MORGAN STANLEY ABS CAPITAL I INC. MORTGAGE PASS-THROUGH CERTIFICATES
                           SERIES 2003-SD1, CLASS A-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                                          MORGAN STANLEY ABS CAPITAL I INC.

Series 2003-SD1, Class A-1                                   Original Certificate Principal Balance of the Class A-1
                                                             Certificates as of the Closing Date: $107,267,000
Pass-Through Rate:  Variable
                                                             Initial Certificate Principal Balance: $[ ]
Date of Pooling Agreement and Cut-off Date: June 1, 2003
                                                             Servicers: Countrywide Home Loans Servicing LP, Ocwen
First Distribution Date:  July 25, 2003                      Federal Bank FSB and Wilshire Credit Corporation

No.                                                          Trustee: Wells Fargo Bank Minnesota, National
                                                             Association
CUSIP:  [_______]
                                                             Closing Date: June 30, 2003
ISIN:  [________]


                                    EX A-1-1

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORGAN STANLEY ABS CAPITAL I INC., THE CUSTODIAN, THE TRUSTEE, THE SELLER OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Morgan Stanley ABS Capital I Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Trustee, the Custodian and the Master Reporting Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class A-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Class A-1 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the sum of one month LIBOR plus the Class A-1 Certificate Margin. Interest will accrue on the Class A-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-1 Pass-Through Rate and (ii) the WAC Cap for such Distribution Date.

         This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-1 Certificates.

         The Class A-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                                    EX A-1-2

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Trustee, the Custodian, the Master Reporting Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Trustee, the Custodian and the Master Reporting Agent with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the Certificate Registrar and any agent of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                    EX A-1-3

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                   WELLS FARGO BANK MINNESOTA, NATIONAL
                                      ASSOCIATION, as Trustee


                                   By:
                                      ------------------------------------
                                      Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.


                                   WELLS FARGO BANK MINNESOTA, NATIONAL
                                      ASSOCIATION, as Certificate Registrar


                                   By:
                                      ------------------------------------
                                      Authorized Signatory

Date of authentication:


                                    EX A-1-4

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT -  Custodian (Cust) (Minor)
                                                                             under Uniform Gifts to
TEN ENT - as tenants by the entireties                                       Minors Act
                                                                             _________________________
JT TEN  - as joint tenants with right of survivorship                        (State)
          and not as tenants in common

         Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________

--------------------------------------------------------------------------------
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

--------------------------------------------------------------------------------
a Percentage Interest equal to _____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________

------------------------------------------------------------------------------ .

Dated:

                                           -------------------------------------
                                           Signature by or on behalf of assignor


                                           -------------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of _______________________________, account number ___________ ,

or, if mailed by check, to                                                     .
                           ----------------------------------------------------
Applicable statements should be mailed to
                                          -------------------------------------
This information is provided by                                                ,
                                -----------------------------------------------
the assignee named above, or                                                   ,
                             --------------------------------------------------
as its agent.


                                    EX A-1-6

                                    EXHIBIT A

                       [FORM OF THE CLASS A-2 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

      MORGAN STANLEY ABS CAPITAL I INC. MORTGAGE PASS-THROUGH CERTIFICATES
                           SERIES 2003-SD1, CLASS A-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                                          MORGAN STANLEY ABS CAPITAL I INC.

Series 2003-SD1, Class A-2                                   Original Class Certificate Principal Balance of the
                                                             Class A-2A Certificates as of the Closing Date:
Pass-Through Rate: Variable                                  $37,755,000

Date of Pooling Agreement and Cut-off Date:  June 1, 2003    Initial Certificate Principal Balance:  $[ ]

First Distribution Date:  July 25, 2003                      Servicer:  Countrywide Home Loans Servicing LP, Ocwen
                                                             Federal Bank FSB and Wilshire Credit Corporation
No.
                                                             Trustee:  Wells Fargo Bank Minnesota, National
CUSIP:  [______]                                             Association

ISIN:  [_______]                                             Closing Date:  June 30, 2003



                                    EX A-2-1

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORGAN STANLEY ABS CAPITAL I INC., THE CUSTODIAN, THE TRUSTEE, THE SELLER OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Morgan Stanley ABS Capital I Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Custodian, the Trustee and the Master Reporting Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class A-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Class A-2 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the sum of one month LIBOR plus the Class A-2 Certificate Margin. Interest will accrue on the Class A-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-2 Pass-Through Rate and (ii) the WAC Cap for such Distribution Date.

         This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-2 Certificates.

         The Class A-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                                    EX A-2-2

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Custodian, the Trustee and the Master Reporting Agent with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the Certificate Registrar and any agent of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                    EX A-2-3

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK MINNESOTA, NATIONAL
                                          ASSOCIATION, as Trustee


                                       By:
                                          -------------------------------------
                                          Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                                       WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Certificate Registrar


                                       By:
                                          -------------------------------------
                                          Authorized Signatory
Date of authentication:


                                    EX A-2-4

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT - Custodian (Cust) (Minor)
                                                                            under Uniform Gifts to
TEN ENT - as tenants by the entireties                                      Minors Act
                                                                            ________________________
JT TEN  - as joint tenants with right of survivorship                       (State)
          and not as tenants in common

         Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________

--------------------------------------------------------------------------------
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

--------------------------------------------------------------------------------
a Percentage Interest equal to _____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:_________________________

------------------------------------------------------------------------------ .

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of assignor



                                           -------------------------------------
                                           Signature Guaranteed


                                    EX A-2-5

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                               -------------------------------------------------

--------------------------------------------------------------------------------

for the account of                                , account number             ,
                   -------------------------------                 ------------

or, if mailed by check, to                                                     .
                           ----------------------------------------------------

Applicable statements should be mailed to
                                          -------------------------------------,
This information is provided by                                                ,
                                -----------------------------------------------
the assignee named above, or                                                   ,
                             --------------------------------------------------
as its agent.


                                    EX A-2-6

                                   EXHIBIT B-1

                         [FORM OF CLASS B-1 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1, CLASS A-2, CLASS M-1 AND CLASS M-2 CERTIFICATES AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) THAT THE TRANSFEREE IS AN INSURANCE COMPANY THAT IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS COVERED UNDER SECTIONS I AND III OF PTCE 95-60. EACH PERSON WHO ACQUIRES A BENEFICIAL INTEREST IN THIS CERTIFICATE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE. THE POOLING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE AND CERTAIN OTHER PROPERTY.


                                    EX B-1-1

      MORGAN STANLEY ABS CAPITAL I INC. MORTGAGE PASS-THROUGH CERTIFICATES
                           SERIES 2003-SD1, CLASS B-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        MORGAN STANLEY ABS CAPITAL I INC.

Series 2003-SD1, Class B-1                                   Original Class Certificate Principal Balance
                                                             of the Class B-1 Certificates as of the Closing
                                                             Date: $6,453,000
Pass-Through Rate:  Variable
                                                             Initial Certificate Principal Balance:  $[ ]
Date of Pooling Agreement and Cut-off Date:  June 1,
2003                                                         Servicer:  Countrywide Home Loans Servicing LP, Ocwen
                                                             Federal Bank FSB and Wilshire Credit Corporation
First Distribution Date:  July 25, 2003

No.                                                          Trustee:  Wells Fargo Bank Minnesota, National
                                                             Association
CUSIP:  [______]
                                                             Closing Date:  June 30, 2003
ISIN:  [_________]

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORGAN STANLEY ABS CAPITAL I INC., THE CUSTODIAN, THE TRUSTEE, THE SELLER OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-1 Certificates in the Trust Fund created pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Morgan Stanley ABS Capital I Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Custodian, the Trustee and the Master Reporting Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-1 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class B-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.


                                    EX B-1-2

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Class B-1 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the sum of one month LIBOR plus the Class B-1 Certificate Margin. Interest will accrue on the Class B-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class B-1 Pass-Through Rate and (ii) the WAC Cap for such Distribution Date.

         This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-1 Certificates.

         The Class B-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This certificate is subordinated in right of payment to the Class A-1, Class A-2, Class M-1 and Class M-2 Certificates as described in the Pooling Agreement referred to herein.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Custodian, the Trustee and the Master Reporting Agent with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.


                                    EX B-1-3

         The Depositor, the Seller, the Custodian, the Trustee, the Seller, the Master Reporting Agent and the Certificate Registrar and any agent of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                    EX B-1-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Trustee


                                         By:
                                            ------------------------------------
                                            Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class B-1 Certificates referred to in the within-mentioned Agreement.

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Certificate Registrar


                                         By:
                                            ------------------------------------
                                            Authorized Signatory
Date of authentication:


                                    EX B-1-5

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                        UNIF GIFT MIN ACT - Custodian (Cust) (Minor)
                                                                           under Uniform Gifts to
TEN ENT  - as tenants by the entireties                                    Minors Act

JT TEN   - as joint tenants with right of survivorship                     ---------------------------
           and not as tenants in common                                    (State)

         Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                ----------------------------------------------------------------
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

--------------------------------------------------------------------------------
a Percentage Interest equal to _____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
                                                      --------------------------

-------------------------------------------------------------------------------.

Dated:


                                    --------------------------------------------
                                    Signature by or on behalf of assignor


                                    --------------------------------------------
                                    Signature Guaranteed


                                    EX B-1-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                              --------------------------------------------------
for the account of                                , account number             ,
                   -------------------------------                  ------------
or, if mailed by check, to                                                     .
                           ----------------------------------------------------
Applicable statements should be mailed to
                                          --------------------------------------
This information is provided by                                                ,
                                -----------------------------------------------
the assignee named above, or                                                   ,
                             --------------------------------------------------
as its agent.


                                    EX B-1-7

                                   EXHIBIT B-2

                         [FORM OF CLASS B-2 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1, CLASS A-2, CLASS M-1, CLASS M-2 AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) THAT THE TRANSFEREE IS AN INSURANCE COMPANY THAT IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS COVERED UNDER SECTIONS I AND III OF PTCE 95-60. EACH PERSON WHO ACQUIRES A BENEFICIAL INTEREST IN THIS CERTIFICATE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE. THE POOLING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE AND CERTAIN OTHER PROPERTY.


                                    EX B-2-1

      MORGAN STANLEY ABS CAPITAL I INC. MORTGAGE PASS-THROUGH CERTIFICATES
                           SERIES 2003-SD1, CLASS B-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        MORGAN STANLEY ABS CAPITAL I INC.

Series 2003-SD1, Class B-2                                   Original Class Certificate Principal Balance
                                                             of the Class B-2 Certificates as of the Closing
                                                             Date: $2,267,000
Pass-Through Rate:  Variable
                                                             Initial Certificate Principal Balance:  $[ ]
Date of Pooling Agreement and Cut-off Date:  June 1,
2003                                                         Servicer:  Countrywide Home Loans Servicing LP, Ocwen
                                                             Federal Bank FSB and Wilshire Credit Corporation
First Distribution Date:  July 25, 2003

No.                                                          Trustee:  Wells Fargo Bank Minnesota, National
                                                             Association
CUSIP:  [______]
                                                             Closing Date:  June 30, 2003
ISIN:  [_________]

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORGAN STANLEY ABS CAPITAL I INC., THE CUSTODIAN, THE TRUSTEE, THE SELLER OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-2 Certificates in the Trust Fund created pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Morgan Stanley ABS Capital I Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Custodian, the Trustee and the Master Reporting Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-2 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class B-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.


                                    EX B-2-2

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Class B-2 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the sum of one month LIBOR plus the Class B-2 Certificate Margin. Interest will accrue on the Class B-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class B-2 Pass-Through Rate and (ii) the WAC Cap for such Distribution Date.

         This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-2 Certificates.

         The Class B-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This certificate is subordinated in right of payment to the Class A-1, Class A-2, Class M-1, Class M-2 and Class B-1 Certificates as described in the Pooling Agreement referred to herein.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Custodian, the Trustee and the Master Reporting Agent with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.


                                    EX B-2-3

         The Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the Certificate Registrar and any agent of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                    EX B-2-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Trustee


                                        By:
                                           -------------------------------------
                                           Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class B-2 Certificates referred to in the within-mentioned Agreement.

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Certificate Registrar


                                         By:
                                            ------------------------------------
                                            Authorized Signatory
Date of authentication:


                                    EX B-2-5

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                        UNIF GIFT MIN ACT - Custodian (Cust) (Minor)
                                                                          under Uniform Gifts to
TEN ENT - as tenants by the entireties                                    Minors Act

                                                                          ----------------------------
JT TEN  - as joint tenants with right of survivorship                     (State)
          and not as tenants in common

         Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 ---------------------------------------------------------------
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

--------------------------------------------------------------------------------
a Percentage Interest equal to _____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: -------------------------

-------------------------------------------------------------------------------.

Dated:

                                       -----------------------------------------
                                       Signature by or on behalf of assignor



                                       -----------------------------------------
                                       Signature Guaranteed


                                    EX B-2-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________

--------------------------------------------------------------------------------

for the account of                                , account number             ,
                   -------------------------------                 ------------
or, if mailed by check, to                                                     .
                           ----------------------------------------------------
Applicable statements should be mailed to
                                          -------------------------------------,
This information is provided by                                                ,
                                -----------------------------------------------
the assignee named above, or                                                   ,
                             --------------------------------------------------
as its agent.


                                    EX B-2-7

                                   EXHIBIT C-1

                          [FORM OF CLASS R CERTIFICATE]

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN TWO SEPARATE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS R CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO
         SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN. THE POOLING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE,
         (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO,


                                    EX C-1-1

         THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R CERTIFICATE.

      MORGAN STANLEY ABS CAPITAL I INC. MORTGAGE PASS-THROUGH CERTIFICATES
                            SERIES 2003-SD1, CLASS R

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        MORGAN STANLEY ABS CAPITAL I INC.

Series 2003-SD1, Class R                                     Servicer:  Countrywide Home Loans Servicing LP, Ocwen
                                                             Federal Bank FSB and Wilshire Credit Corporation
Date of Pooling Agreement and Cut-off Date:  June 1,
2003
                                                             Trustee:  Wells Fargo Bank Minnesota, National
First Distribution Date:  July 25, 2003                      Association

No.                                                          Closing Date:  June 30, 2003

Percentage Interest:  100%

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORGAN STANLEY ABS CAPITAL I INC., THE CUSTODIAN, THE TRUSTEE, SELLER OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _______________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R Certificates in the Trust Fund created pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Morgan Stanley ABS Capital I Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Custodian, the Trustee and the Master Reporting Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class R Certificates, or by


                                    EX C-1-2
check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

         The Class R Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Custodian, the Trustee and the Master Reporting Agent with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.


                                    EX C-1-3

         The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 4.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as two separate REMICs or cause the imposition of a tax upon the Trust.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the Certificate Registrar and any agent of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Custodian, the Trustee, Master Reporting Agent, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                    EX C-1-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Trustee


                                         By:
                                            ------------------------------------
                                            Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Residual Certificates referred to in the within-mentioned Agreement.

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                           as Certificate Registrar


                                         By:
                                            ------------------------------------
                                            Authorized Signatory


                                    EX C-1-5

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                        UNIF GIFT MIN ACT - Custodian (Cust) (Minor)
                                                                          under Uniform Gifts to
TEN ENT - as tenants by the entireties                                    Minors Act

                                                                          ---------------------------
JT TEN  - as joint tenants with right of survivorship                     (State)
          and not as tenants in common

         Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 ---------------------------------------------------------------
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

--------------------------------------------------------------------------------
a Percentage Interest equal to _____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
                                                      -------------------------

-------------------------------------------------------------------------------.

Dated:


                                       -----------------------------------------
                                       Signature by or on behalf of assignor



                                       -----------------------------------------
                                       Signature Guaranteed


                                    EX C-1-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                              --------------------------------------------------

for the account of                                , account number             ,
                   -------------------------------                 ------------
or, if mailed by check, to                                                     .
                           ----------------------------------------------------
Applicable statements should be mailed to
                                          -------------------------------------,
This information is provided by                                               ,
                                -----------------------------------------------
the assignee named above, or                                                   ,
                             --------------------------------------------------
as its agent.


                                    EX C-1-7

                                   EXHIBIT C-2

                         [FORM OF CLASS M-1 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) THAT THE TRANSFEREE IS AN INSURANCE COMPANY THAT IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS COVERED UNDER SECTIONS I AND III OF PTCE 95-60. EACH PERSON WHO ACQUIRES A BENEFICIAL INTEREST IN THIS CERTIFICATE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE. THE POOLING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE AND CERTAIN OTHER PROPERTY.


                                    EX C-2-1

      MORGAN STANLEY ABS CAPITAL I INC. MORTGAGE PASS-THROUGH CERTIFICATES
                           SERIES 2003-SD1, CLASS M-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        MORGAN STANLEY ABS CAPITAL I INC.

Series 2003-SD1, Class M-1                                   Original Class Certificate Principal Balance
                                                             of the Class M-1 Certificates as of the Closing
                                                             Date: $10,465,000
Pass-Through Rate:  Variable
                                                             Initial Certificate Principal Balance:  $[ ]
Date of Pooling Agreement and Cut-off Date:  June 1,
2003                                                         Servicers:  Countrywide Home Loans Servicing LP, Ocwen
                                                             Federal Bank FSB and Wilshire Credit Corporation
First Distribution Date:  July 25, 2003

No.                                                          Trustee:  Wells Fargo Bank Minnesota, National
                                                             Association
CUSIP:  [__________]
                                                             Closing Date:  June 30, 2003
ISIN:  [__________]

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORGAN STANLEY ABS CAPITAL I INC., THE CUSTODIAN, THE TRUSTEE, THE SELLER OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in the Trust Fund created pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Morgan Stanley ABS Capital I Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Custodian, the Trustee and the Master Reporting Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class M-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.


                                    EX C-2-2

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Class M-1 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the sum of one month LIBOR plus the Class M-1 Certificate Margin. Interest will accrue on the Class M-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class M-1 Pass-Through Rate and (ii) the WAC Cap for such Distribution Date.

         This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-1 Certificates.

         The Class M-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This certificate is subordinated in right of payment to the Class A-1 and Class A-2 Certificates as described in the Pooling Agreement referred to herein.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Custodian, the Trustee and the Master Reporting Agent with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.


                                    EX C-2-3

         The Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the Certificate Registrar and any agent of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                    EX C-2-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Trustee


                                         By:
                                            ------------------------------------
                                            Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-1 Certificates referred to in the within-mentioned Agreement.

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Certificate Registrar


                                         By:
                                            ------------------------------------
                                            Authorized Signatory
Date of authentication:


                                    EX C-2-5

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                        UNIF GIFT MIN ACT - Custodian (Cust) (Minor)
                                                                          under Uniform Gifts to
TEN ENT - as tenants by the entireties                                    Minors Act

                                                                          -------------------------------
JT TEN  - as joint tenants with right of survivorship                     (State)
          and not as tenants in common

         Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                ----------------------------------------------------------------
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

--------------------------------------------------------------------------------
a Percentage Interest equal to _____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
                                                      --------------------------
                                                                               .
-------------------------------------------------------------------------------

Dated:


                                       -----------------------------------------
                                       Signature by or on behalf of assignor


                                       -----------------------------------------
                                       Signature Guaranteed


                                    EX C-2-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                              --------------------------------------------------
for the account of                                , account number             ,
                   -------------------------------                 ------------
or, if mailed by check, to                                                     .
                           ----------------------------------------------------
Applicable statements should be mailed to
                                          -------------------------------------,
This information is provided by                                                ,
                                -----------------------------------------------
the assignee named above, or                                                   ,
                             --------------------------------------------------
as its agent.


                                    EX C-2-7

                                  EXHIBIT C-3

                         [FORM OF CLASS M-2 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) THAT THE TRANSFEREE IS AN INSURANCE COMPANY THAT IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS COVERED UNDER SECTIONS I AND III OF PTCE 95-60. EACH PERSON WHO ACQUIRES A BENEFICIAL INTEREST IN THIS CERTIFICATE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE. THE POOLING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE AND CERTAIN OTHER PROPERTY.


                                    EX C-3-1

      MORGAN STANLEY ABS CAPITAL I INC. MORTGAGE PASS-THROUGH CERTIFICATES
                           SERIES 2003-SD1, CLASS M-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        MORGAN STANLEY ABS CAPITAL I INC.

Series 2003-SD1, Class M-2                                   Original Class Certificate Principal Balance
                                                             of the Class M-2 Certificates as of the Closing
                                                             Date: $9,157,000
Pass-Through Rate:  [___]%
                                                             Initial Certificate Principal Balance:  $[ ]
Date of Pooling Agreement and Cut-off Date:  June 1,
2003                                                         Servicers:  Countrywide Home Loans Servicing LP, Ocwen
                                                             Federal Bank FSB and Wilshire Credit Corporation
First Distribution Date:  July 25, 2003

No.                                                          Trustee:  Wells Fargo Bank Minnesota, National
                                                             Association
CUSIP:  [_______]
                                                             Closing Date:  June 30, 2003
ISIN:  [____________]

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORGAN STANLEY ABS CAPITAL I INC., THE CUSTODIAN, THE TRUSTEE, THE SELLER OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that ___________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in the Trust Fund created pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Morgan Stanley ABS Capital I Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Custodian, the Trustee and the Master Reporting Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class M-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.


                                    EX C-3-2

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Class M-2 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the sum of one month LIBOR plus the Class M-2 Certificate Margin. Interest will accrue on the Class M-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class M-2 Pass-Through Rate and (ii) the WAC Cap for such Distribution Date.

         This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-2 Certificates.

         The Class M-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This certificate is subordinated in right of payment to the Class A-1, Class A-2 and Class M-1 Certificates as described in the Pooling Agreement referred to herein.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Custodian, the Trustee and the Master Reporting Agent with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.


                                    EX C-3-3

         The Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the Certificate Registrar and any agent of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                    EX C-3-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Trustee


                                         By:
                                            ------------------------------------
                                            Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-2 Certificates referred to in the within-mentioned Agreement.

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Certificate Registrar


                                         By:
                                            ------------------------------------
                                            Authorized Signatory
Date of authentication:


                                    EX C-3-5

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                        UNIF GIFT MIN ACT - Custodian (Cust) (Minor)
                                                                          under Uniform Gifts to
TEN ENT - as tenants by the entireties                                    Minors Act

                                                                          -------------------------------
JT TEN  - as joint tenants with right of survivorship                     (State)
          and not as tenants in common

         Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                ----------------------------------------------------------------
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

--------------------------------------------------------------------------------
a Percentage Interest equal to _____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: -------------------------
                                                                               .
-------------------------------------------------------------------------------
Dated:


                                       -----------------------------------------
                                       Signature by or on behalf of assignor



                                       -----------------------------------------
                                       Signature Guaranteed


                                    EX C-3-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                              --------------------------------------------------
for the account of                                , account number             ,
                   -------------------------------                 ------------
or, if mailed by check, to                                                     .
                           ----------------------------------------------------
Applicable statements should be mailed to
                                          -------------------------------------,
This information is provided by                                                ,
                                -----------------------------------------------
the assignee named above, or                                                   ,
                             --------------------------------------------------
as its agent.


                                    EX C-3-7

                                   EXHIBIT C-4

                         [FORM OF CLASS X CERTIFICATES]

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND IN CERTAIN OTHER PROPERTY.

         THIS CLASS X CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS X CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS X CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AGREEMENT REFERRED TO HEREIN.

         EXCEPT IN CONNECTION WITH THE TRANSFER OF THIS CLASS X CERTIFICATE TO THE NIM TRUST (AS DEFINED IN THE POOLING AGREEMENT), THIS CLASS X CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN. THE POOLING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

         MORGAN STANLEY ABS CAPITAL I INC. MORTGAGE PASS-THROUGH CERTIFICATES
                              SERIES 2003-SD1, CLASS X

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by


                                    EX C-4-1

                        MORGAN STANLEY ABS CAPITAL I INC.

Series 2003-SD1, Class X                                     Servicer:  Countrywide Home Loans Servicing LP, Ocwen
                                                             Federal Bank FSB and Wilshire Credit Corporation
Date of Pooling Agreement and Cut-off Date:  June 1,
2003
                                                             Trustee:  Wells Fargo Bank Minnesota, National
First Distribution Date:  July 25, 2003                      Association

No.                                                          Closing Date:  June 30, 2003

Percentage Interest:  100%

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORGAN STANLEY ABS CAPITAL I INC., THE CUSTODIAN, THE TRUSTEE, THE SELLER AGENT OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class X Certificates in the Trust Fund created pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Morgan Stanley ABS Capital I Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Custodian, the Trustee and the Master Reporting Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class X Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class X Certificates the aggregate Initial Certificate Principal Balance of which is in excess of a 66% Percentage Interest of the Class X Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

         The Class X Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement,


                                    EX C-4-2
withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Custodian, the Trustee and the Master Reporting Agent with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee, or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, the Certificate Registrar and the Custodian against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the Certificate Registrar and any agent of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant


                                    EX C-4-4
to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                    EX C-4-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Trustee


                                         By:
                                            ------------------------------------
                                            Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class X Certificates referred to in the within-mentioned Agreement.

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Certificate Registrar


                                         By:
                                            ------------------------------------
                                            Authorized Signatory


                                    EX C-4-5

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                        UNIF GIFT MIN ACT - Custodian (Cust) (Minor)
                                                                          under Uniform Gifts to
TEN ENT - as tenants by the entireties                                    Minors Act

                                                                          -----------------------------
JT TEN  - as joint tenants with right of survivorship                     (State)
          and not as tenants in common

         Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                ----------------------------------------------------------------
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

--------------------------------------------------------------------------------
a Percentage Interest equal to _____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
                                                       -------------------------

-------------------------------------------------------------------------------.

Dated:


                                       -----------------------------------------
                                       Signature by or on behalf of assignor



                                       -----------------------------------------
                                       Signature Guaranteed


                                    EX C-4-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                              --------------------------------------------------
for the account of                                , account number             ,
                   -------------------------------                 ------------
or, if mailed by check, to                                                     .
                           ----------------------------------------------------
Applicable statements should be mailed to
                                          -------------------------------------,
This information is provided by                                                ,
                                -----------------------------------------------
the assignee named above, or                                                   ,
                             --------------------------------------------------
as its agent.


                                    EX C-4-7

                                   EXHIBIT C-5

                          [FORM OF CLASS P CERTIFICATE]

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND IN CERTAIN OTHER PROPERTY.

         THIS CLASS P CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS P CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AGREEMENT REFERRED TO HEREIN.

         EXCEPT IN CONNECTION WITH THE TRANSFER OF THIS CLASS P CERTIFICATE TO THE NIM TRUST (AS DEFINED IN THE POOLING AGREEMENT), THIS CLASS P CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN. THE POOLING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.


                                    EX C-5-1

      MORGAN STANLEY ABS CAPITAL I INC. MORTGAGE PASS-THROUGH CERTIFICATES
                            SERIES 2003-SD1, CLASS P

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                        MORGAN STANLEY ABS CAPITAL I INC.

Series 2003-SD1, Class P                                     Original Class Certificate Principal Balance of the
                                                             Class P Certificate as of the Closing Date:  $100
Date of Pooling Agreement and Cut-off Date:  June 1,
2003                                                         Servicers:  Countrywide Home Loans Servicing LP, Ocwen
                                                             Federal Bank FSB and Wilshire Credit Corporation
First Distribution Date:  July 25, 2003

No.                                                          Trustee:  Wells Fargo Bank Minnesota, National
                                                             Association

                                                             Closing Date:  June 30, 2003

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORGAN STANLEY ABS CAPITAL I INC., THE CUSTODIAN, THE TRUSTEE, THE SELLER OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that __________________________________ is the registered owner of a Percentage Interest (obtained by dividing the Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance) of the Class P Certificates in that certain beneficial ownership interest evidenced by all the Class P Certificates in the Trust Fund created pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Morgan Stanley ABS Capital I Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Custodian, the Trustee and the Master Reporting Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates the aggregate Initial Certificate Principal Balance of which is in excess of a 66% Percentage Interest of the Class P Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon


                                    EX C-5-2
presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

         The Class P Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Custodian, the Trustee and the Master Reporting Agent with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee, or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Depositor, the Certificate Registrar and the Custodian against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.


                                    EX C-5-3

         The Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent and the Certificate Registrar and any agent of the Depositor, the Seller, the Custodian, the Trustee, the Master Reporting Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Custodian, the Seller, the Trustee, the Master Reporting Agent, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                    EX C-5-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Trustee


                                         By:
                                            ------------------------------------
                                            Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Certificate Registrar


                                         By:
                                            ------------------------------------
                                            Authorized Signatory


                                    EX C-5-5

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                        UNIF GIFT MIN ACT - Custodian (Cust) (Minor)
                                                                          under Uniform Gifts to
TEN ENT - as tenants by the entireties                                    Minors Act

                                                                          --------------------------------
JT TEN  - as joint tenants with right of survivorship                     (State)
          and not as tenants in common

         Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 ---------------------------------------------------------------
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

--------------------------------------------------------------------------------
a Percentage Interest equal to _____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
                                                       -------------------------
                                                                               .
-------------------------------------------------------------------------------

Dated:


                                       -----------------------------------------
                                       Signature by or on behalf of assignor



                                       -----------------------------------------
                                       Signature Guaranteed


                                    EX C-5-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                              --------------------------------------------------
for the account of                                , account number             ,
                   -------------------------------                 ------------
or, if mailed by check, to                                                     .
                           ----------------------------------------------------
Applicable statements should be mailed to
                                          -------------------------------------,
This information is provided by                                                ,
                                -----------------------------------------------
the assignee named above, or                                                   ,
                             --------------------------------------------------
as its agent.


                                    EX C-5-7

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

                        [On File at Dewey Ballantine LLP

                                    EXHIBIT E



                                   [Reserved]

                                   EXHIBIT F-1

                   FORM OF INITIAL CERTIFICATION OF CUSTODIAN

                                     [DATE]

[Depositor]

[Seller]

[Trustee]

                  Re: Morgan Stanley ABS Capital I Inc. Trust 2003-SD1, Mortgage Pass-Through Certificates, Series 2003-SD1, issued pursuant to the Pooling Agreement, dated as of June 1, 2003, among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Morgan Stanley Mortgage Capital Inc., as seller (the "Seller"),The Murrayhill Company, as master reporting agent (the "Master Reporting Agent"), Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee").

Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling Agreement (the "Pooling Agreement"), the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached exception report) ), (i) all documents required to be delivered to it pursuant to Section 2.01(i), (ii), (iii), (iv), (v) and, to the extent actually delivered to the Custodian, the documents described in Section 2.01(vi) of the Pooling Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (1), (2), (7), (8) and (13) (solely as of the Origination Date and not as of the Cut-off Date) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.

         The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review of the Mortgage File specifically required in the Pooling Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, perfection, priority, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether
(i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as Noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling Agreement.

                                  DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    as Custodian




                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     F-1-1

                                   EXHIBIT F-2

                    FORM OF FINAL CERTIFICATION OF CUSTODIAN

                                     [DATE]

[Depositor]

[Seller]

[Trustee]

                  Re: Morgan Stanley ABS Capital I Inc. Trust 2003-SD1, Mortgage Pass-Through Certificates, Series 2003-SD1, issued pursuant to the Pooling Agreement, dated as of June 1, 2003, among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Morgan Stanley Mortgage Capital Inc., as seller (the "Seller"),The Murrayhill Company, as master reporting agent (the "Master Reporting Agent"), Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee").

Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling Agreement (the "Pooling Agreement"), the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached exception report) ), (i) all documents required to be delivered to it pursuant to Section 2.01(i), (ii), (iii), (iv), (v) and, to the extent actually delivered to the Custodian, the documents described in Section 2.01(vi) of the Pooling Agreement are in its possession, and (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan.

         The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review of the Mortgage File specifically required in the Pooling Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, perfection, priority, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether
(i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as Noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling Agreement.

                                  DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    as Custodian




                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     F-2-1

                                   EXHIBIT F-3

                        FORM OF RECEIPT OF MORTGAGE NOTE

                                     [DATE]

[Depositor]

[Seller]

[Trustee]

                  Re: Morgan Stanley ABS Capital I Inc. Trust 2003-SD1, Mortgage Pass-Through Certificates, Series 2003-SD1, issued pursuant to the Pooling Agreement, dated as of June 1, 2003, among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Morgan Stanley Mortgage Capital Inc., as seller (the "Seller"),The Murrayhill Company, as master reporting agent (the "Master Reporting Agent"), Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee").

Gentlemen:

         In accordance with Section 2.01 of the above-captioned Pooling Agreement (the "Pooling Agreement"), for each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received the original Mortgage Note, endorsed either (A) in blank or (B) in the following form: "Pay to the order of Wells Fargo Bank Minnesota, National Association, as Trustee under the Pooling Agreement, dated as of June 1, 2003, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley ABS Capital I Inc., The Murrayhill Company and Wells Fargo Bank Minnesota, National Association, Morgan Stanley ABS Capital I Inc. Trust, Series 2003-SD1, without recourse," or with respect to any lost Mortgage Note, an original Lost Note Affidavit, together with a copy of the related Mortgage Note.

         Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

         The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, perfection, priority, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as Noteholder or assignee thereof, in and to that Mortgage Note or
(ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling Agreement.

                                  DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    as Custodian




                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     F-3-1

                                    EXHIBIT G

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                   [See Tab 2]

































                                     EX G-1

                                    EXHIBIT H



                                   [Reserved]






































                                     EX H-1

                                    EXHIBIT I



                                   [Reserved]














































                                     EX I-1

                                    EXHIBIT J

                            FORM OF INVESTMENT LETTER





                                                     ____________, 20__




Morgan Stanley ABS Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Michelle Wilke

Wells Fargo Bank Minnesota, National Association, as Trustee,
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

                  Re: Morgan Stanley ABS Capital I Inc. Trust 2003-SD1, Mortgage Pass-Through Certificates, Series 2003-SD1

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition or, (ii) (except in the case of a Class R, Class X or Class P Certificate) we are an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) to the extent that the Certificate transferred is a Class X Certificate, we are a bankruptcy-remote entity and (g) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified


                                     EX J-1
institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.



























                                     EX J-2

                                                            ANNEX 1 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [FOR TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

            _______________   Corporation, etc. The Buyer is a corporation
                              (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

            _______________   Bank. The Buyer (a) is a national bank or banking
                              institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
                              $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            _______________   Savings and Loan. The Buyer (a) is a savings and
                              loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            _______________   Broker-dealer. The Buyer is a dealer registered
                              pursuant to Section 15 of the Securities Exchange
                              Act of 1934.

            _______________   Insurance Company. The Buyer is an insurance
                              company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

            _______________   State or Local Plan. The Buyer is a plan
                              established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

            _______________   ERISA Plan. The Buyer is an employee benefit plan
                              within the meaning of Title I of the Employee
                              Retirement Income Security Act of 1974.


                                     EX J-3

            ________________  Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

            ________________  Small Business Investment Company. Buyer is a
                              small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

            _______________   Business Development Company. Buyer is a business
                              development company as defined in Section
                              202(a)(22) of the Investment Advisors Act of 1940.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.





                            ----------------------------------------------------
                            Print Name of Transferor




                            By:
                               -------------------------------------------------
                               Name:
                               Title:




                            Date:
                                 -----------------------------------------------


                                     EX J-4

                                                            ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            ---------------------------------------------------------

           [FOR TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

            ________________  The Buyer owned $______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            ________________  The Buyer is part of a Family of Investment
                              Companies which owned in the aggregate $ ________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                     EX J-5

                            ----------------------------------------------------
                            Print Name of Transferor




                            By:
                               -------------------------------------------------
                               Name:
                               Title:




                            IF AN ADVISER:




                            ----------------------------------------------------
                                         Print Name of Buyer




                            Date:
                                 -----------------------------------------------


                                     EX J-6

                                    EXHIBIT K

                               TRANSFER AFFIDAVIT

                MORGAN STANLEY ABS CAPITAL I INC. TRUST 2003-SD1,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2003-SD1

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling Agreement, (the "Agreement"), relating to the above-referenced Series, by and among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Morgan Stanley Mortgage Capital Inc., as seller (the "Seller"),The Murrayhill Company, as master reporting agent (the "Master Reporting Agent"), Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor and the Trustee.

         2. The Transferee is not, as of the date hereof, and will not be, as of the date of the Transfer, a "disqualified organization" within the meaning of
Section 860E(e)(5) of the Internal Revenue Code of 1986. The Transferee will endeavor to remain other than a disqualified organization for so long as it retains its Ownership Interest in the Certificate. The Transferee is acquiring the Certificate for its own account or for the account of another Investor from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement.

         3. The Transferee has historically paid its debts as they came due and will continue to pay its debts as they come due in the future.

         4. The Transferee has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it or become insolvent or subject to a bankruptcy proceeding for so long as the Certificate remains outstanding.

         5. The Transferee has been advised of, and understands that as the holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest. The Transferee intends to pay such taxes associated with holding the Certificate as they become due.

         6. The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

      (1)7. [A. Formula Test] The Transferee agrees that the present value of the anticipated tax liabilities associated with holding the Certificate does not exceed the sum of the present value of any consideration given to the Transferee to acquire the Certificate, the present value of the expected future distributions on the Certificate, and the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

---------------------------------------
(1)Insert either section 7A or 7B.


                                     EX K-1

The Transferee agrees that it complied with U.S. Treasury Regulations Section 1.860E-1(c)(8) in making such representation.

                  The Transferee agrees that it is not a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferor or another U.S. taxpayer.

                  [B. Asset Test] The Transferee, at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, had gross assets for financial reporting purposes in excess of $100 million and net assets in excess of $10 million (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations
Section 1.860E-1(c)(6)(ii) or any other asset if a principle purpose for holding or acquiring the other asset was to permit the Transferee to satisfy the above stated minimum asset requirements).

         The Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i). The Transferee agrees, in connection with any subsequent transfer of its Ownership Interest in the Certificate, to transfer its Ownership Interest only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), and to honor the restrictions on subsequent transfers of the Certificate by transferring its Ownership Interest only in a transaction that satisfies the requirements of U.S. Treasury Regulations Section 1.860E-1(c)(4)(i), (ii) (iii) and U.S. Treasury Regulations Section 1.860E-1(c)(5).

         The Transferee determined the consideration paid to it to acquire the Certificate in good faith and based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee).

                  8. The Transferee is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  9. The Transferee's taxpayer identification number is _______.

                  10. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

                  11. The Transferee has reviewed the provisions of Section 4.02(d) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate, including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

                  12. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Certificate will only be owned, directly or indirectly, by a Transferee that is not a disqualified organization.

                  13. The Transferee will not transfer its interest in the Certificate for the purpose of impeding the assessment or collection of any tax.

                  14. The Transferee will, in connection with any transfer that it makes of the Certificate, deliver to the Trustee a certificate, in form and substance satisfactory to the Trustee, that is in substantially the same form as Exhibit L attached to the Agreement and that contains the same representations set forth therein.


                                     EX K-2

                  15. The Transferee will not transfer such Certificate unless
(i) it has received from any subsequent transferee an affidavit in substantially the same form as this affidavit containing the same representations set forth herein, and (ii) as of the time of the transfer, it does not have actual knowledge that such affidavit is false. The Transferee will deliver such affidavit to the Trustee upon receipt.

                                   *    *    *


                                     EX K-3

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this __ day of ________, 20__.





                            ----------------------------------------------------
                            Print Name of Transferee




                            By:
                               -------------------------------------------------
                               Name:
                               Title:
[Corporate Seal]

ATTEST:




-----------------------------------------
[Assistant] Secretary

         Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this __ day of ________, 20__.


                            ----------------------------------------------------
                            NOTARY PUBLIC



                            My Commission expires the __ day
                            of ________, 20__



                                     EX K-4

                                    EXHIBIT L

                         FORM OF TRANSFEROR CERTIFICATE





                                                     __________, 20__




Morgan Stanley ABS Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Michelle Wilke

Wells Fargo Bank Minnesota, National Association, as Trustee,
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

                  Re: Morgan Stanley ABS Capital I Inc. Trust 2003-SD1, Mortgage Pass-Through Certificates, Series 2003-SD1

Ladies and Gentlemen:

         In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Residual Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                            Very truly yours,




                            ----------------------------------------------------
                            Print Name of Transferor




                            By:
                               -------------------------------------------------
                               Authorized Officer


                                     EX L-1

                                    EXHIBIT M

                           FORM OF CERTIFICATION TO BE
                              PROVIDED BY DEPOSITOR
                              ---------------------


Re: Morgan Stanley ABS Capital I Inc. Trust 2003-SD1, Mortgage Pass-Through Certificates, Series 2003-SD1, issued pursuant to the Pooling Agreement, dated as of June 1, 2003, among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Morgan Stanley Mortgage Capital Inc., as seller (the "Seller"),The Murrayhill Company, as master reporting agent (the "Master Reporting Agent"), Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee").

I, [identify the certifying individual], certify that:



         1. I have reviewed this annual report on Form 10-K ("Annual Report"), and all reports on Form 8-K containing distribution or servicing reports (collectively with this Annual Report, the "Reports") filed in respect of periods included in the year covered by this Annual Report of the Depositor relating to the above-referenced trust and series of certificates;

         2. Based on my knowledge, the information in the Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this Annual Report;

         3. Based on my knowledge, the distribution or servicing information required to be provided to the Trustee by (i) the servicer under the Servicing Agreement, dated as of June 1, 2003 (the "Countrywide Servicing Agreement"), among the Depositor, the Trustee and Countrywide Home Loans Servicing LP, as servicer (in such capacity, a "Servicer"), (ii) the servicer under the Servicing Agreement, dated as of June 1, 2003 (the "Ocwen Servicing Agreement"), among the Depositor, the Trustee and Ocwen Federal Bank FSB, as servicer (in such capacity, a "Servicer"), and (iii) the servicer under the Servicing Agreement, dated as of June 1, 2003 (together with the Countrywide Servicing Agreement and the Ocwen Servicing Agreement, the "Servicing Agreements"), among the Depositor, the Trustee and Wilshire Credit Corporation, as servicer (in such capacity, a "Servicer"), for inclusion in the Reports is included in these Reports;

         4. I am responsible for reviewing the activities performed by each Servicer under the related Servicing Agreement and based upon my knowledge and the annual compliance review required by each such Servicing Agreement and except as disclosed in the Reports, each Servicer has fulfilled its obligations under the related Servicing Agreement; and

         5. The Reports disclose all deficiencies relating to each Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Servicing Agreement, that is included in the Reports.


In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: the Trustee and the Servicers.



Date:    _________________________


                                     EX M-1

----------------------------------
[Signature]
[Title]


                                     EX M-2

                                    EXHIBIT N

                              DEPOSITORY AGREEMENT

                                  [See Tab 31]






































                                     EX N-1

                                    EXHIBIT O

                              ANNUAL CERTIFICATIONS

Re: Morgan Stanley ABS Capital I Inc. Trust 2003-SD1, Mortgage Pass-Through Certificates, Series 2003-SD1, issued pursuant to the Pooling Agreement, dated as of June 1, 2003, among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Morgan Stanley Mortgage Capital Inc., as seller (the "Seller"),The Murrayhill Company, as master reporting agent (the "Master Reporting Agent"), Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee").

I, [identify the certifying individual], certify to the Depositor and the Trustee, if applicable, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         1. [To be certified by the Trustee] I have reviewed the annual report on Form 10-K for the fiscal year 2003 (the "Annual Report"), and all reports on Form 8-K containing distribution date reports filed in respect of periods included in the year covered by the Annual Report (collectively with this Annual Report, the "Reports"), of the Depositor relating to the above-referenced trust;

         2. [To be certified by the Trustee] Based on my knowledge, the information in the distribution reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the Annual Report;

         3. [To be certified by the Trustee] Based on my knowledge, the distribution information required to be provided to the Trustee under the Pooling Agreement is included in the Reports;

         4. [To be certified by each Servicer] I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement, dated as of June 1, 2003, among the Servicer, the Depositor and the Trustee (the "Servicing Agreement"), during the calendar year immediately preceding the date of this certificate (the "Relevant Year"). Based upon the review required by the Servicing Agreement and except as disclosed in the annual compliance statement or the accountant's statement provided pursuant to the Servicing Agreement, to the best of my knowledge, the Servicer has fulfilled its obligations under the Servicing Agreement throughout the Relevant Year; and

         5. [To be certified by each Servicer] All significant deficiencies relating to the Servicer's compliance with the minimum servicing standards for purposes of the report provided by an independent public accountant, after conducting a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Servicing Agreement, have been disclosed to such accountant and are included in such reports.

[Name of Institution]

By:_________________________
   Name:
   Title:
   Date:


                                     EX O-1